SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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W Holding Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
PROPOSAL 1
BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS
EXECUTIVE COMPENSATION
OPTIONS GRANTED IN LAST FISCAL YEAR
OPTIONS EXERCISED AND VALUES FOR 2004
OTHER ARRANGEMENTS WITH EXECUTIVES
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS
PERFORMANCE OF W HOLDING COMPANY, INC. COMMON STOCK
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4
DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
Annex A
APPENDIX 1
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E
Annex B
Annex C

W
(W HOLDING COMPANY, INC. LOGO)
W HOLDING COMPANY, INC.
19 West McKinley Street
Mayagüez, Puerto Rico 00681
(787) 834-8000

April __, 2005

To the Stockholders of
W Holding Company, Inc.:

     The Annual Meeting of the stockholders of W Holding Company, Inc. (the “Company”) will be held on Friday, May 27, 2005, at 1:30 p.m., local time, at Mayagüez Resort & Casino, Road 104, Km. 0.3, Mayagüez, Puerto Rico 00681. At the meeting, you will vote on a number of important matters described in the attached Proxy Statement. There also will be an opportunity for you to ask questions, receive information about our business and discuss topics of interest regarding the Company.

     At the annual meeting, you will be asked to elect two members of the Board of Directors to serve for three-year terms, approve the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, approve the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s preferred stock, ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, and transact any other business that may properly come before the meeting.

     Our Board of Directors unanimously recommends that you vote FOR the election of the Board’s nominees for directors, FOR the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, FOR the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s preferred stock, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. You are encouraged to read the accompanying Proxy Statement, which provides information about the Company and the matters to be voted on at the annual meeting. Also enclosed is our 2004 Annual Report to stockholders for the year ended December 31, 2004.

     It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the annual meeting, you are urged to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

Sincerely,

/s/ Frank C. Stipes

Frank C. Stipes, Esq.
Chief Executive Officer, President
and Chairman of the Board

W HOLDING COMPANY, INC.
19 West McKinley Street
Mayagüez, Puerto Rico 00681
(787) 834-8000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 27, 2005

To the Stockholders of
W Holding Company, Inc.:

     NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of W Holding Company, Inc. (the “Company”) will be held at the Mayagüez Resort & Casino, Road 104, Km. 0.3, Mayagüez, Puerto Rico 00681 on Friday, May 27, 2005, at 1:30 p.m., local time, for the following purposes:

1.	Election of Directors. To elect two members of the Board of Directors to each serve for a three-year term;

2.	Amendment of the Company’s Certificate of Incorporation – Common Stock. To consider and act upon a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), from 300,000,000 shares to 500,000,000 shares;

3.	Amendment of the Company’s Certificate of Incorporation – Preferred Stock. To consider and act upon a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s preferred stock, par value $1.00 per share (the “Preferred Stock”), from 20,000,000 shares to 50,000,000 shares;

4.	Ratification of Appointment of Auditors. To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2005; and

5.	Other Business. To transact any other business as may properly come before the annual meeting and any postponement or adjournments thereof.

     Stockholders of record at the close of business on April 12, 2005, are entitled to notice of and to vote at the annual meeting and at any adjournment of the meeting. Stockholders who do not plan to attend the annual meeting in person are urged to complete, sign, date and return the enclosed proxy card to the Company’s address listed above.

     In addition to the Proxy Statement, proxy card and voting instructions, a copy of the Company’s Annual Report to stockholders for the year ended December 31, 2004, which is not a part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors

/s/ CÉSAR A. RUIZ
César A. Ruiz
Secretary of the Board of Directors

Mayagüez, Puerto Rico April ___, 2005

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO THE COMPANY’S ADDRESS LISTED ABOVE IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

W HOLDING COMPANY, INC.
19 West McKinley Street
Mayagüez, Puerto Rico 00681

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
May 27, 2005

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

Persons Making the Solicitation

     This Proxy Statement and accompanying proxy card are being sent to the stockholders of W Holding Company, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the 2005 annual meeting of the stockholders. The annual meeting will be held at the Mayagüez Resort & Casino, Road 104, Km. 0.3, Mayagüez, Puerto Rico 00681, on Friday, May 27, 2005, at 1:30 p.m., local time, and at any meeting following postponement or adjournment of the annual meeting. This Proxy Statement, together with the enclosed proxy card, is first being mailed to stockholders on or about April ___, 2005. You are requested to sign, date and return the enclosed proxy card in order to ensure that your shares are represented at the annual meeting.

     In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has engaged the firm of Morrow & Co., Inc. to aid in the solicitation of proxies. The cost of solicitation of proxies will be borne by the Company and is estimated to be less than $10,000. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock.

     A copy of the Annual Report to stockholders for the fiscal year ended December 31, 2004, accompanies this Proxy Statement. The Company has filed an annual report on Form 10-K for its 2004 fiscal year with the Securities and Exchange Commission (the “SEC”). Stockholders may obtain a copy of the Form 10-K, free of charge, by writing to Mr. Freddy Maldonado, W Holding Company, Inc., P.O. Box 1180, Mayagüez, Puerto Rico 00681.

Record Date

     The securities which can be voted at the annual meeting consist of shares of the Company’s Common Stock, with each share entitling its owner to one vote on each matter presented. The close of business on April 12, 2005, has been fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting. The number of shares of Common Stock issued and outstanding on March 31, 2005 was                     .

Voting Procedures and Required Vote

     A form of proxy is enclosed for your use. If you vote using the enclosed proxy card and return it to us in time to be voted at the annual meeting, your shares will be voted in accordance with the instructions marked on the proxy card by Mr. Freddy Maldonado, Chief Financial Officer and Vice President of Finance and Investment. Executed but unmarked proxies will be voted FOR the election of the board’s nominees as directors, FOR the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock, FOR the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Preferred Stock and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005. Our Board of Directors does not know of any other matters that are to come before the annual meeting other than procedural matters related to the conduct of the annual meeting. If any other matters properly come before the annual meeting, Mr. Maldonado will vote the shares represented by your proxy on those other matters in accordance with his best judgment.

     The presence, in person or by proxy, of one third of the total number of outstanding shares of Common Stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Stockholders’ votes will be tabulated by a representative of the Bank of New York, which has been appointed by the Board of Directors to act as inspector of election of the annual meeting. Unless otherwise required by law or the Company’s Certificate of Incorporation or Bylaws, any matter put to a stockholder vote will be decided on by the affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting, and which are entitled to vote. As to the proposals to amend the Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares is required.

     Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the annual meeting. Abstentions will not be counted in determining the number of votes cast, but will be counted in determining the number of shares represented in connection with any matter presented at the annual meeting.

Revocability of Proxy

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing written notice of revocation with Mr. César A. Ruiz, Secretary of the Board of Directors, W Holding Company, Inc., P.O. Box 1180, Mayagüez, Puerto Rico 00681, (2) submitting a duly executed proxy bearing a later date, or (3) appearing at the annual meeting and voting in person. The proxies solicited by this Proxy Statement may only be exercised at the annual meeting and any adjournment of the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

     The Company’s Bylaws provide for an odd number of directors with a minimum of five and a maximum of nine members as established by resolution of the Board of Directors. The directors are divided into three classes, and the members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. Currently, there are seven directors.

     The term of Mr. Cornelius Tamboer and Ms. Fredeswinda G. Frontera expires at the 2005 annual meeting. Mr. Tamboer and Ms. Frontera have been nominated by the Nominating and Corporate Governance Committee of the Board of Directors to stand for re-election to the class of directors with a term expiring at the 2008 annual meeting.

     The Board of Directors believes that the nominees will stand for re-election and will serve if elected. If the nominees fail to stand for re-election or are unable to serve, it is intended that the shares represented by any proxies received will be voted for the election of such substitute as the Board of Directors may recommend.

     Assuming the presence of a quorum at the annual meeting, the director nominees will be elected by a majority of the votes cast, either in person or represented by proxy, at the annual meeting. There are no cumulative voting rights in the election of directors.

Information as to the Nominees and Other Directors

     The following table lists the nominees for re-election as directors and the current directors of the Company whose offices continue beyond the 2005 annual meeting. Also in the table is each person’s age at December 31, 2004, the periods during which that person has served as a director of the Company or its subsidiary Westernbank Puerto Rico (“Westernbank”) and positions currently held with the Company and Westernbank.

		Current
		Term	Director	Positions held with the
Director Nominees	Age	Expiration	since	Company and Westernbank
Cornelius Tamboer	61	2005	1989	Director

Fredeswinda G. Frontera	72	2005	1981	Director

		Expiration	Director	Positions held with the
Continuing Directors	Age	of Term	since	Company and Westernbank
Frank C. Stipes, Esq	49	2006	1990	Chief Executive Officer, President and Chairman of the Board

César A. Ruiz	70	2007	1972	Director and Secretary of the Board

Pedro R. Domínguez	60	2007	1992	Director and First Vice President – Southern Region of Westernbank

Héctor L. Del Río	52	2006	2003	Director

Juan C. Frontera	38	2006	2003	Director

Biographical Information

     Provided below is a brief description of the principal occupation for at least the past five years of each of the Company’s directors. In addition to the descriptions below, each director has been a director of the Company since it was organized in 1999, except for Messrs. Héctor L. Del Río and Juan C. Frontera, who were appointed as directors in 2003.

     Cornelius Tamboer is the sole proprietor of Industrial Contractor/Prota Construction, S.E. He has been a director of Westernbank since 1989 and of the Company since 1999.

     Fredeswinda G. Frontera is a retired psychologist who has been a director of Westernbank since 1981 and of the Company since 1999. Ms. Frontera is Mr. Stipes’ aunt and Mr. Frontera’s mother.

     Frank C. Stipes, Esq. has been the Chairman of the Board, Chief Executive Officer and President of Westernbank since 1992 and of the Company since 1999. He was appointed to serve as Executive Vice President in 1988; Chief Executive Officer in 1989; Chairman of the Board in 1990; and President in 1992. He also served as General Legal Counsel to the Company from 1981 to 1988.

     César A. Ruiz is a retired banker who has been a director of Westernbank since 1972 and of the Company since 1999. In addition, since April 2001, Mr. Ruiz has been the Secretary of the Board of Directors of the Company.

     Pedro R. Domínguez has served as a director of Westernbank since 1992 and of the Company since 1999. Mr. Domínguez has also been Westernbank’s First Vice President for the Southern Area since 1989.

     Héctor L. Del Río is the President and Co-Owner of Tamrio, Inc., a development and construction company. Tamrio, Inc. is an affiliate of Prota Construction, a company owned by Mr. Tamboer, who is also a director of the Company. Mr. Del Río was appointed as a director of Westernbank and of the Company in October 2003.

     Juan C. Frontera is a sole proprietor of a retail petrol sales network and has prior banking experience. Mr. Frontera was appointed as a director of Westernbank and of the Company in October 2003.

The Board of Directors Recommends That You
Vote to Elect Mr. Tamboer and Ms. Frontera to the
Company’s Board of Directors for the Term Specified Above.

BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS

     Pursuant to the Company’s Bylaws, the business and affairs of the Company are managed by or under the direction of the Board of Directors. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Currently there are seven members of the Board. The Board is divided into three classes. Currently, directors Messrs. Frank C. Stipes, Esq., Héctor L. Del Río and, Juan C. Frontera are in the class up for re-election in 2006; directors Messrs. César A. Ruiz and Pedro R. Domínguez are in the class up for re-election in 2007; and directors Mr. Cornelius Tamboer and Ms. Fredeswinda G. Frontera are in the class up for re-election in 2005. Each director serves for a term ending after the third annual meeting following the annual meeting at which such director was last elected or until such director’s successor is elected and qualified.

     The Board has a majority of independent directors. The Board has determined that Messrs. Cornelius Tamboer, César A. Ruiz, Héctor L. Del Río and Juan C. Frontera are “independent” for purposes of Section 303A of the New York Stock Exchange (“NYSE”) Listing Standards, and that the members of the Audit Committee are also independent for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934 and Section 303.01 of the NYSE Listing Standards. The Board’s determinations of director independence were made in accordance with the qualification standards for independent director included in the Company’s Corporate Governance Guidelines which may be found in the Investor Relations section of the Company’s website at www.wholding.com. The Board based these determinations primarily on a review of the responses the directors provided to questions regarding employment and compensation history, affiliations and family and other relationships and based on discussions with the directors.

     The Board of Directors of Westernbank meets on a monthly basis, while the Board of Directors of the Company meets as necessary. In addition, the Board of Directors of the Company has seven committees, as described below. During the year ended December 31, 2004, the Board of Directors of Westernbank met 12 times, while the Board of Directors of the Company met 11 times. Each director attended at least 75% of the aggregate of (i) the total number of Board meetings held during the calendar year 2004, and (ii) the total number of meetings held by all committees on which he or she served during the year ended December 31, 2004.

     Non-management directors, all of whom were determined to be independent (as discussed above), met in Executive Session without management at least once during 2004. The Board of Directors has named the members of the Audit Committee as the members of this group. The Board has also named Mr. César A. Ruiz as the contact for those interested parties that may want to communicate directly with a non-management director. Any interested parties may contact Mr. César A. Ruiz by written notification to W Holding Company, Inc., P.O. Box 1180, Mayagüez, Puerto Rico 00681.

     Under a process approved by the Nominating and Corporate Governance Committee of the Board of Directors for handling letters received by the Company and addressed to non-management members of the Board of Directors, the Secretary of the Board of Directors reviews all such correspondence and forwards to the Board a summary and/or copies of any such correspondence that, in the opinion of the Secretary of the Board of Directors, deals with the functions of the Board of Directors or Committees thereof or that he otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee and handled in accordance with procedures established with respect to such matters.

     The Board of Directors has adopted a Code of Business Conduct and Ethics for directors, officers, and employees which may be found in the Investor Relations section of the Company’s website at www.wholding.com.

     Below are the standing committees of the Board of Directors of the Company:

     Nominating and Corporate Governance Committee

     The Company has a Nominating and Corporate Governance Committee (“Nominating Committee”), whose current members are Messrs. César A. Ruiz, Cornelius Tamboer, Héctor L. Del Río and Juan C. Frontera. All of the members of the Nominating Committee are independent under the NYSE Listing Standards. The Nominating Committee develops and recommends to the Board of Directors corporate governance policies and guidelines for the Company and for the identification and nomination of director and committee member candidates and nominates directors for election to the Board of Directors and appointment to committee membership. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter which may be found in the Investor Relations section of the Company’s website at www.wholding.com.

     For the 2005 annual meeting, independent members of the Board of Directors (excluding those directors currently up for re-election) acted as the Nominating and Corporate Governance Committee for selecting the nominees for election as directors. During the year ended December 31, 2004, the Nominating Committee did not meet.

     The Nominating Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders and by management. The Nominating Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. The Nominating Committee considers all aspects of a candidate’s qualifications in the context of the needs of the Company at that point in time with a view to creating a Board with a diversity of experience and perspectives. As set forth in the Company’s Nominating and Corporate Governance Committee Charter, the Nominating Committee is responsible for selecting individuals as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who would be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company and its stockholders. In selecting director nominees, the Nominating Committee assesses the director’s qualifications as independent, as well as skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry knowledge, business creativity and vision, experience, age and diversity, all in the context of an assessment of the perceived needs of the Board at that time.

     As set forth in Section 13 of the Company ’s Bylaws, nominations by stockholders of persons for election to the Board of Directors must be made pursuant to timely notice in writing to the Secretary of the Board of Directors of the Company. To be timely, a stockholder’s notice must be received at the principal executive offices of the Company at least 150 days prior to the annual meeting. The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving notice (i) the name and address, as they appear on the Company’s books, of the stockholder proposing such nomination, and (ii) the class and number of shares of the Company which are beneficially owned by the stockholder.

     The Nominating Committee is empowered to engage a third party search firm to assist in the identification of candidates, but the Nominating Committee currently believes that the existing directors and executive management of the Company and its subsidiaries have significant networks of business contacts that likely will form the source from which candidates will be identified. Upon identifying a candidate for serious consideration, one or more members of the Nominating Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Nominating Committee members (individually or as a group), meet the Company’s Chief Executive Officer and other executive officers and ultimately meet the other directors. The Nominating Committee would elicit feedback from all persons who met with the candidate and then determine whether or not to recommend the candidate.

     The Nominating Committee did not hire any director search firm in 2004 or 2005 and, accordingly, paid no fees to any such company. As indicated above, however, the Nominating Committee may do so in the future if necessary.

     Executive Committee

     The Executive Committee is authorized to exercise the authority of the Board of Directors in the management of the Company. The members of the Executive Committee are Messrs. Frank C. Stipes, Esq., César A. Ruiz and Cornelius Tamboer. During the year ended December 31, 2004, the Executive Committee did not meet.

     Compensation Committee

     The Company has a Compensation Committee comprised entirely of independent directors, in accordance with the NYSE Listing Standards. The Compensation Committee reviews and makes determinations of the compensation of the Company’s directors and executive officers, and administers and implements the Company’s incentive-compensation plans and equity-based plans. The Board of Directors has adopted a Compensation Committee Charter which may be found in the Investor Relations section of the Company’s website at www.wholding.com. The current members of the Compensation Committee are Messrs. César A. Ruiz, Cornelius Tamboer, Héctor L. Del Río and Juan C. Frontera. During the year ended December 31, 2004, the Compensation Committee met once.

     Audit Committee

     The members of the Audit Committee are Messrs. César A. Ruiz, Cornelius Tamboer, Héctor L. Del Río and Juan C. Frontera. During the year ended December 31, 2004, the Audit Committee met 12 times.

     The Board of Directors has determined that all of directors who serve on the Audit Committee are independent under the Securities Exchange Commission (“SEC”) regulations implementing the audit committee member requirements of the Sarbanes-Oxley Act of 2002 and are also independent under Sections 303.01(B)(2)(a) and 303.01(B)(3) of the NYSE Listing Standards. The Board of Directors has determined that all members of the Audit Committee are financially literate. On March 21, 2003, the Audit Committee named Mr. César A. Ruiz as the “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K.

     The Audit Committee’s functions include the following: (i) the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm, reviewing the independence of that firm, reviewing with that firm the plans and results of the audit engagement of the Company and approving all auditing and non-auditing services performed by that firm; (ii) reviewing the design and effectiveness of the Company’s internal controls and similar functions; (iii) approving the annual audit plan and reviewing the results for internal auditing; (iv) reviewing the Company’s financial results and SEC filings; and (v) reviewing the Company’s compliance with legal and regulatory requirements.

     The Audit Committee meets periodically with management to consider the adequacy of the Company’s internal controls and financial reporting process. It also discusses these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel. The Audit Committee reviews the Company’s financial statements and discusses them with management and the independent registered public accounting firm before those financial statements are filed with the SEC.

     The Audit Committee regularly meets privately with the independent registered public accounting firm, has the sole authority to retain and dismiss that firm and periodically reviews its performance and independence from management. The independent registered public accounting firm has unrestricted access to books and records and personnel of the Company, and reports directly to the Audit Committee.

     The Audit Committee’s responsibilities are described in a written charter that was adopted by the Board of Directors of the Company. The Board of Directors has reviewed and approved the Audit Committee charter in light of the requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated by the Securities Exchange Commission implementing the Sarbanes-Oxley Act as well as the rules adopted by the NYSE relating to corporate governance matters. A copy of the Audit Committee charter is attached as Annex A to this Proxy Statement and also may be found in the Investor Relations section of the Company’s website at www.wholding.com.

     The Audit Committee has established the W Holding Company, Inc. Whistleblower Phone Number, a toll free hotline through which confidential complaints may be made by employees regarding: illegal or fraudulent activity; questionable accounting, internal control or auditing matters; conflicts of interest or dishonest or unethical conduct; violations of the Company’s Code of Business Conduct and Ethics; and/or any other violations of laws rules or regulations. Complaints submitted through this process are presented to the Audit Committee to be handled in accordance with procedures adopted with respect to such matters.

     Investment Committee

     The Investment Committee is responsible for the Company’s asset/liability oversight. Through policies designed to manage the flow of funds and the use and pricing of such funds, the Investment Committee supervises the Investment Department’s responsibility for maintaining an acceptable interest rate spread, while assuring that the Company complies with all applicable investment and liquidity requirements. The Investment Committee is composed of the entire Board of Directors. Our Chief Financial Officer, Mr. Maldonado, is a non-voting participant of this committee. The Investment Committee met 12 times in 2004.

     Senior Credit Committee

     Prior approval of the Senior Credit Committee is required for all loans in excess of $5.0 million ($15.0 million in the case of Westernbank Business Credit Division). The Senior Credit Committee also reviews and ratifies all loans between $1.0 million and $5.0 million which were approved by Westernbank’s regional credit committees. All loans in excess of $5.0 million ($15.0 million for Westernbank Business Credit Division) approved by the Senior Credit Committee are also reviewed and ratified by the Board of Directors. All loans in excess of $50.0 million require the approval of the Board of Directors. The members of the Senior Credit Committee are Messrs. Frank C. Stipes, Esq., Cornelius Tamboer, César A. Ruiz and Pedro R. Domínguez, and Westernbank officers Messrs. William Vidal, Esq., Ricardo Cortina, José E. Rivera, Alfredo Pagán and Mrs. Ana Rosado. The Senior Credit Committee met 12 times in 2004.

     Compliance and Risk Management Committee

     The Compliance and Risk Management Committee oversees federal and local regulatory compliance for Westernbank and the Company. The members of the Compliance and Risk Management Committee are Messrs. Frank C. Stipes, Esq., Freddy Maldonado, Ricardo Hernández, CPA, Alfredo Archilla, Alfredo Pérez, CPA, Edgar Nicole, Héctor Vázquez, Norberto Rivera, CPA and Roberto Caro, CPA. The Compliance and Risk Management Committee met 10 times during 2004.

Compensation of Directors

     Each non-employee director (except for Mr. César A. Ruiz, who receives benefits from Company retirement plans) received an annual retainer of $24,000 in 2004, which was payable in 12 monthly installments of $2,000. No separate fees are paid to directors in their role as directors of the Company.

     Mr. César A. Ruiz received $560 per Board of Directors meeting he attended. During 2004, he received Board of Directors fees amounting to $6,720, corresponding to 12 Board of Directors meetings. In addition, as the Secretary of the Board of Directors during fiscal year 2004, Mr. Ruiz received fees amounting to $18,000, or $1,500 per board meeting.

     In addition to fees for attendance at Board and committee meetings, non-employee directors are eligible for health and insurance benefits.

     The Company may also reimburse the directors for their out-of-pocket expenses incurred in connection with attendance at meetings of and other activities relating to service on the Board of Directors or any committee. No reimbursements for expenses were claimed during 2004.

     For 2005, the Board of Directors approved an increase in the annual retainer from $24,000 to $42,000 for those directors who serve on three or more Board committees (except for Mr. César A. Ruiz, whose director’s fee information is set forth above). The Board also approved an additional annual retainer of $36,000 for the Chairman of the Audit Committee and the audit committee financial expert.

Stockholder Communication with Directors

     The Company’s stockholders who want to communicate with the Board or any individual director can write to:

W Holding Company, Inc.
19 West McKinley Street
Mayagüez, Puerto Rico 00681

     Your letter should indicate that you are a W Holding Company stockholder. Subject to reasonable constraints of time and topics and the rules of order, stockholder communications shall be presented to the Board at the next regularly scheduled meeting of the Board, or relevant committee of the Board. The Board of Directors reserves the right to determine the appropriate action to be taken, if any, in response to stockholder communication.

Director Attendance at Annual Meetings

     Directors are encouraged to attend and participate in the annual meeting of stockholders. All directors attended the Annual Meeting of Stockholders held on May 18, 2004.

Executive Officers of the Company

     The following information is supplied with respect to the executive officers of the Company. There were no arrangements or understandings pursuant to which any of these executive officers were selected as an officer. The following table shows information regarding the executive officers at December 31, 2004.

		Officer of the
	Age as of	Company and/or
	December 31,	Westernbank	Positions Held with the
Name	2004	Since	Company and/or Westernbank
Frank C. Stipes, Esq	49	1988	Chairman of the Board, Chief Executive Officer and President

Freddy Maldonado	54	1992	Chief Financial Officer and Vice President of Finance and Investment

Pedro R. Domínguez	60	1989	Director and First Vice President — Southern Region of Westernbank

Ricardo Hernández, CPA	45	2000	Vice President, Corporate Comptroller

Andrés Morgado, CPA	46	2000	President, Westernbank Trust Division

William Vidal, Esq	51	2000	First Vice President, North Region of Westernbank

Miguel Vázquez	54	2001	President, Westernbank Business Credit Division

Alfredo Archilla	48	2001	Vice President of Administration and Human Resources

Migdalia Rivera	54	2002	President, Expresso of Westernbank

Biographical Information

     Provided below is a brief description of the principal occupation for at least the past five years of each of the Company’s executive officers other than Messrs. Stipes and Domínguez, whose biographical information is included with that of the directors.

     Freddy Maldonado — Mr. Maldonado has been the Chief Financial Officer and Vice President of Finance and Investment of the Company since 1999 and of Westernbank since March 1992. He served as Executive Vice President of Finance and Investment and Chief Financial Officer at Ponce Federal Bank, F.S.B. from 1978 to 1992. Prior to that, Mr. Maldonado served as supervisory senior accountant at KPMG Peat Marwick LLP.

     Ricardo Hernández, CPA — Mr. Hernández has been the Vice President Corporate Comptroller of the Company since May 10, 2004. From March 1, 2000 to May 10, 2004, he was the Vice President Comptroller of the Company and Westernbank. He previously served as President and CEO of Hospital Dr. Pila from 1992 to 2000. Before that, he served as a Senior Manager at Deloitte & Touche LLP from 1980 to 1992.

     Andrés Morgado, CPA — Mr. Morgado has served as President of Westernbank Trust Division since August 2000. He previously served as Executive Vice President of Oriental Financial Group from 1990 to 2000. Prior to that, he served as Chief Operating Officer and Trust Officer of Commercial Trust Company, Inc. from June 1988 to February 1990; Vice President of Investments of Drexel Burnham Lambert Puerto Rico from April 1987 to June 1988; and Tax Manager at Deloitte & Touche LLP from 1979 to 1987.

     William Vidal, Esq. — Mr. Vidal joined the Company on June 26, 2000, as First Vice President of North Region of Westernbank. He previously had a sole-practitioner law firm from 1978 to 2000.

     Miguel Vázquez — Mr. Vázquez joined the Company on June 1, 2001, as President of Westernbank Business Credit Division. He previously served as President of the Puerto Rico branch of Congress Credit Corporation, a subsidiary of First Union National Bank, N.A. from 1971 to 2001.

     Alfredo Archilla — Mr. Archilla joined the Company on June 1, 2001, as Vice President of Administration and Human Resources. He previously served as President and General Manager of Star Kist Caribe, Inc. from August 1987 to May 2001. Prior thereto, he served as a Project Engineer at Union Carbide Graphito from 1981 to 1987.

     Migdalia Rivera — Mrs. Rivera joined the Company on June 12, 2002, as President of Expresso of Westernbank. She previously served as President of CommoLoco, a subsidiary of American General Financial Group, from 1968 to 2002.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

     Summary Compensation. The following table sets forth information concerning compensation for the three years ended December 31, 2004, 2003 and 2002 for services rendered in all capacities to the Company and Westernbank by the President and Chief Executive Officer and the four other highest paid executive officers (the “named executive officers”).

					Long-Term
					Compensation
		Annual Compensation(1)			Awards
				Other	Securities
				Annual	Underlying	All Other
Name and Principal Position	Year	Salary(2)	Bonus(3)	Compensation	Options (4)	Compensation(5)
Frank C. Stipes, Esq	2004	$318,069	$1,824,792	—	—	$5,483
Chairman of the	2003	297,500	1,524,833	—	—	7,552
Board, Chief Executive	2002	297,500	1,524,792	—	—	7,546
Officer and President

Freddy Maldonado	2004	279,519	921,250	—	—	5.102
Chief Financial	2003	255,000	741,250	—	—	6,930
Officer and Vice President	2002	255,000	641,250	—	—	6,823
of Finance and Investment

Pedro R. Domínguez	2004	168,231	613,500	—	—	4,052
First Vice President —	2003	188,085	514,590	—	—	4,706
Southern Region of Westernbank	2002	167,500	443,500	—	—	4,986

Ricardo Hernández, CPA	2004	170,000	514,167	—	—	5,642
Vice President, Corporate	2003	170,000	634,167	—	—	6,421
Comptroller	2002	187,000	544,167	—	175,568	6,421

Miguel Vázquez	2004	250,000	720,833	—	—	2,409
President, Westernbank Business	2003	250,000	570,853	—	—	—
Credit Division	2002	250,000	170,833	—	—	—

(1)	Does not include perquisites and other personal benefits, including an allowance for business and entertainment expenses, which, in the aggregate, do not exceed the lesser of $50,000 and 10% of the total salary and bonus reported for the Named Executive Officer.

(2)	Includes (i) amounts deferred by the individual pursuant to the Company’s 1165(e) Plan, and (ii) cash payments in respect of accrued and unused vacation time.

(3)	Includes a special performance bonus granted at year end and the Christmas bonus that is granted under Puerto Rico legislation. The Company has normally granted one month of salary as the Christmas bonus.

(4)	Adjusted to reflect a three-for-two stock split and a 2% stock dividend on the Company’s common stock declared on December 6, 2004 and December 13, 2004, respectively, both distributed on January 10, 2005, and the three-for-two stock split and a 2% stock dividend declared on November 4, 2003 and November 11, 2003, respectively, both distributed on December 10, 2003.

(5)	Represents employer contribution corresponding to the named person for the profit sharing/1165(e) plan, which covers substantially all employees and provides for retirement and disability benefits.

OPTIONS GRANTED IN LAST FISCAL YEAR

     The Company did not grant stock options to the named executive officers during fiscal year 2004.

OPTIONS EXERCISED AND VALUES FOR 2004

     The table below sets forth information with respect to each of the named executive officers concerning the exercise of stock options during 2004 and the value of all unexercised options held by each of such individuals at December 31, 2004.

			Number of Unexercised		Value of Unexercised
	Number of		Options		In-the-Money Options
	Shares Acquired	Value	At December 31, 2004 (1)(2)		At December 31, 2004 (1)(3)
Officer	on Exercise (1)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Frank C. Stipes, Esq.	—	$—	3,539,441	884,860	$44,030,644	$11,007,661

Freddy Maldonado	—	—	599,270	442,431	7,454,919	5,503,835

Pedro R. Domínguez	153,000	1,563,710	436,907	147,477	5,435,123	1,834,608

Ricardo Hernández, CPA	—	—	210,681	140,454	2,345,582	1,334,313

Miguel Vázquez	70,227	682,859	35,114	70,227	419,261	838,504

(1)	Adjusted to reflect a three-for-two stock split and a 2% stock dividend on the Company’s common stock declared on December 6, 2004 and December 13, 2004, respectively, both distributed on January 10, 2005, the three-for-two stock split and a 2% stock dividend declared on November 4, 2003 and November 11, 2003, respectively, both distributed on December 10, 2003, and the three-for-two stock split declared on June 17, 2002 and distributed on July 10, 2002.

(2)	The options vest 20% per year and will be 100% vested at the end of the five year period. In the event the Company consolidates with, merges into, or transfers all or substantially all of its assets to another corporation, then all options granted shall become immediately exercisable. The option exercise price is fixed over the 10-year term of the options except due to stock splits and similar occurrences affecting all outstanding stock.

(3)	In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair value of the underlying common stock. For purposes of this table, fair value is deemed to be $15.29, the closing sales price reported of the common stock on the NYSE on December 31, 2004.

     The following table provides information as of December 31, 2004, regarding shares of common stock that may be issued to key employees under the Company’s stock option plans. The 1999 Qualified Stock Option Plan and the 1999 Nonqualified Stock Option Plan are the only equity based compensation plans currently in effect. Under the 1999 Qualified Stock Option Plan, options for up to 14,747,670 shares (as adjusted for stock splits and stock dividends) of Common Stock may be granted. Also, options for up to 14,747,670 shares (as adjusted) of Common

Stock, reduced by any options granted under the 1999 Qualified stock Option Plan, may be granted under the 1999 Nonqualified Stock Option Plan. At December 31, 2004, the Company had 7,111,398 options (as adjusted) issued and outstanding under the 1999 Qualified Stock Option Plan. No options have been granted under the 1999 Nonqualified Stock Option Plan.

Number of securities remaining
	Weighted-average	available for future issuance
Number of securities to be	Weighted-average	under equity compensation plans
issued upon exercise	exercise price of	(excluding securities reflected
of outstanding options (1)(2)	outstanding options (1)	in column (a)) (1)
(a)	(a)	(c)
7,111,398	$3.02	6,137,255

—	—	—

7,111,398	$3.02	6,137,255

(1)	Adjusted to reflect a three-for-two stock split and a 2% stock dividend on the Company’s common stock declared on December 6, 2004 and December 13, 2004, respectively, both distributed on January 10, 2005, the three-for-two stock split and a 2% stock dividend declared on November 4, 2003 and November 11, 2003, respectively, both distributed on December 10, 2003, and the three-for-two stock split declared on June 17, 2002 and distributed on July 10, 2002.
(2)	Excludes 1,499,017 shares issued upon exercise of stock options through December 31, 2004.

OTHER ARRANGEMENTS WITH EXECUTIVES

     Severance Payment Agreements. The Company has entered into severance payment agreements with the following executive officers: Messrs. Freddy Maldonado, Pedro R. Domínguez, Ricardo Hernández, CPA, William Vidal, Esq., Andrés Morgado, CPA, Alfredo Archilla and Miguel Vázquez. On each anniversary of the date of commencement of the agreements, the term of each agreement automatically extends for one year unless written notice from the Company is received not less than 60 days prior to the anniversary date advising the executive that the agreement shall not be further extended.

     The agreements provide for severance payments in connection with or within one year after a “Change in Control” (as defined below) in the event the employee’s employment is terminated voluntarily by the employee or involuntarily by the Company without cause.

     For the purposes of the agreements, a Change in Control shall be deemed to have occurred if:

(i)	25% or more of ownership control, power to vote, or beneficial ownership of any class of voting securities of the Company is acquired by any person, either directly or indirectly or acting through one or more other persons;

(ii)	any person (other than any person named as a proxy in connection with any solicitation on behalf of the Board) holds revocable or irrevocable proxies, as to election or removal of three or more directors of the Company, for 25% or more of the total number of voting shares of the Company;

(iii)	any person has received all applicable regulatory approvals to acquire control of the Company;

(iv)	any person has commenced a cash tender or exchange offer, or entered into an agreement or received an option, to acquire beneficial ownership of 25% or more of the total number of voting shares of the Company, whether or not any requisite regulatory approval for such acquisition has been received, provided that a change in control will not be deemed to have occurred under this clause unless the Board has made a determination that such action constitutes or will constitute a change in control; or

(v)	as a result of, or in connection with, any cash tender or exchange offer, merger, or any other business combination, sale of assets or contested election, or any combination of the foregoing transactions, (a) the persons who were Directors of the Company before such transaction shall cease to constitute at least a majority of the Board or its successor or (b) the persons who were stockholders of the Company immediately before such transaction do not own more than 50% of the outstanding voting stock of the Company or its successor immediately after such transaction.

     The special compensation to be received pursuant to the severance agreements shall be equal to three times the annual base compensation plus bonuses paid to the executive officer for the calendar year immediately preceding the year in which the Change in Control has occurred; provided, however, that in no event shall the special compensation exceed $1,500,000 for each such employee. If employment was terminated in 2005 under such circumstances following a Change in Control, the following amounts would be payable to Messrs. Maldonado, Domínguez, Hernández, Vázquez, Vidal, Morgado, and Archilla, respectively: $1,500,000, $1,500,000, $1,500,000, $1,500,000, $1,500,000, $1,016,500 and $976,500.

     Amended Retirement Plan For Directors. In January 1988, Westernbank established a Retirement Plan for directors who were not executive officers. This plan was substantially amended on February 24, 1989, to limit the pension benefits to directors (i) who were founders of Westernbank; (ii) who at that time had attained the age of 50 years; and (iii) had served for twenty-five consecutive years on the Board. As of the date of the amendment only the following three founding directors qualified for retirement benefits under the Amended Plan: Mr. Luis A. Rechani Agrait, Mr. Juan E. Vilella, and Mr. Jesús M. Guzmán. By approving the amendment, the other Directors who were not eligible to receive benefits under the amended plan waived and renounced their pension benefits under the plan.

     Pursuant to the Amended Retirement Plan, 30 days after his or her resignation or termination as a director, a participating director was entitled to a monthly pension benefit for the remainder of his or her life, and if he or she should die prior to the end of his or her tenth year of retirement, his or her heirs shall continue to receive fifty percent of the pension benefit which otherwise would have been payable until the end of the tenth year following the director’s retirement. In July 1989, Messrs. Jesús M. Guzmán and Luis A. Rechani Agrait retired from the Board of Directors and began to receive retirement benefits under the plan. In June 1992, Mr. Juan E. Vilella retired from the Board of Directors and began to receive retirement benefits under the Plan. Messrs. Luis A. Rechani Agrait and Juan E. Vilella died during 1994, while Mr. Guzman died during 2004. Mr. Vilella’s heirs continued to receive benefits until 2002. Effective October 2004, all obligations under this Plan were extinguished.

     Profit Sharing/1165(e) Plan. The Company maintains a non-contributory profit sharing plan (“Profit Sharing Plan”) which covers substantially all employees and which provides for retirement and disability benefits. The Company’s contribution to the Profit Sharing Plan is discretionary. The Profit Sharing Plan is self-administered with the retention of professional administrative services. All contributions to the Profit Sharing Plan, which are held in trust, are commingled and invested on a pooled basis. The trustees of the Profit Sharing Plan are Messrs. Stipes, Maldonado and Domínguez. The shares of common stock of the Company held by Mr. Stipes, Mr. Maldonado and Mr. Domínguez are set forth in the Beneficial Ownership table.

     Participants in the Profit Sharing Plan will be vested upon completing three years of service with the Company, with no vesting prior to such time. The Profit Sharing Plan complies with amendments to the Age Discrimination in Employment Act of 1987 that mandate the elimination of provisions that require the retirement of employees at any age. Provisions in the Profit Sharing Plan allow withdrawals after three years, provided certain substantial conditions or restrictions are met.

     The Company shall contribute each fiscal year to the Plan out of its current or accumulated after-tax net profit such amount as shall be determined by the Board of Directors of the Company. Notwithstanding the foregoing, the Company’s contribution for any fiscal year shall not exceed the maximum amount allowable as a deduction to the Company under the provisions of Section 23 (p)-2 of the Puerto Rico Income Tax Act of 1954, as amended, or as replaced from time to time. All contributions by the Company shall be made in cash or in such property as is acceptable to the trustees.

     As of each anniversary of the participant’s employment with the Company (the “Anniversary Date”), the participant’s contribution and any previously unallocated forfeitures of Company contributions are allocated to the account of each participant in the same ratio that such participant’s credited points for the calendar year bear to the total credited points of all such participants for such year.

     On each Anniversary Date, the credited points for each participant are determined on the basis of the following schedule:

		For Each Full and
		Fractional
		$100 of Total
	For Each	Compensation
	Complete	Paid to the Participant
Years of Service	Year of Service	in the Calendar Year
0-5	2	1
6 or more	3	1

     For purposes of eligibility, a Year of Service means a 12-month period, beginning on the date of hire, during which employees are paid, or entitled to payment, for 1,000 or more hours of employment. If they do not meet the 1,000 hours requirement in the first 12 months after their date of hire, they will be credited with a Year of Service for any Plan Year which begins after their date of hire during which they are credited with 1,000 or more hours. A Year of Service, for purposes of vesting, means a Plan Year during which employees were credited for 1,000 or more hours. A total of $730,000 was distributed to certain participants of the Profit Sharing Plan in 2004. The Company contributed $250,000 to the Plan in 2004.

     Effective January 1, 1995, the Company added to its Profit Sharing Plan a defined contribution plan under section 1165(e) of the Puerto Rico Treasury Department Internal Revenue Code, covering all full-time employees of the Company who have one year of service and are twenty-one years of age or older. The Company shall give each prospective eligible employee written notice of his or her eligibility to participate in the Plan in sufficient time to enable such prospective eligible employee to submit an application for participation in the Plan prior to the quarter in which he or she first becomes an eligible employee. Under the provisions of this Plan, participants may contribute each year from 2% to 10% of their compensation after deducting social security, up to the maximum deferral amount specified by local law. The Company contributes 50% of the first 6% of base compensation that a participant contributes to the Plan. Participants are immediately vested in their contributions plus actual earnings thereon. The Company’s contributions plus actual earnings thereon are 100% vested after three years of credited service. In case of death and disability, a participant will be 100% vested regardless of the number of years of credited service. The Company’s contribution for the year ended December 31, 2004 was $376,000.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     One of the functions of the Compensation Committee is to oversee the Company’s compensation plans and practices, including the compensation of the Company’s Chief Executive Officer. The Committee works with management to establish the Company’s compensation philosophy and the outlines of the Company’s compensation programs.

     The Committee also reviews the individual compensation levels for members of senior management. In doing so, it considers relevant compensation information for senior management at comparable financial institutions both in Puerto Rico and the U.S. It may also consider the advice of independent outside consultants in determining whether the amounts and types of compensation the company pays its leaders are appropriate. Presently, salary revisions for all executive officers and employees, excluding that of the Chief Executive Officer, are made every eighteen months.

     The compensation paid to executive officers in 2004 consisted of salary, one month’s salary as a Christmas bonus and other employee benefits typically offered to executives. The Company also grants a special performance bonus to certain executive officers, including the Chief Executive Officer.

Executive Compensation Philosophy

     The compensation program was designed to attract, motivate and retain the highly talented individuals the Company needs to drive business success. The program reflects the following principles:

     Compensation should be related to performance

     The compensation program reinforces the Company’s business and financial objectives. Employee compensation will vary based on Company and individual performance. When the Company performs well based on financial and non-financial measures, employees will receive greater incentive compensation. When the business does not meet objectives or is facing financial challenges, incentive awards will be reduced. An employee’s individual compensation will also vary based on the person’s performance, contribution and overall value to the business. Employees with sustained high performance should be rewarded more than those in similar positions with lesser performance.

     The Company’s employees should think like the Company’s stockholders

     The Company’s employees should act in the interests of the Company’s stockholders and the best way to encourage them to do that is through an equity stake in the company. This is done in a number of ways. Stock option grants have been made to key employees. In addition, the Company maintains a non-contributory profit sharing plan which covers substantially all employees and a defined contribution plan under section 1165(e) of the Puerto Rico Treasury Department Internal Revenue Code, covering all full-time employees who have one year of service and are twenty-one years of age or older. Both plans allow employees to invest in the Company’s common stock.

     Incentive compensation should be a greater part of total compensation for more senior positions

     The proportion of an individual’s total compensation that varies with individual and company performance objectives should increase as the individual’s business responsibilities increase.

     Other goals

     The compensation program is designed to balance short and long term financial objectives, build stockholder value and reward individual and company performance.

     Components of Our Compensation Program

     Base Salary

     Target base salaries for senior management should be at levels that are comparable to similar positions at comparable companies. Surveys are conducted periodically to ensure that salaries are competitive. Compensation above these levels should come primarily from the variable portion of the compensation package.

     Christmas Bonus

     A Christmas bonus is mandated under Puerto Rico legislation for all employees. The Company has normally granted one month of salary as the Christmas bonus.

     Special Performance Bonus

     The Company grants a special performance bonus to certain executive officers, including the Chief Executive Officer. Such bonus is granted after an assessment of the Company’s performance and growth is made for the year, both individually and compared to its peer group, which includes among other factors, earnings, return on average assets, return on average equity, stock price behavior and the Company’s regulatory classification and asset quality.

Compensation of the Chief Executive Officer

     The Committee believes that the Chief Executive Officer’s combined base salary and cash incentive compensation should reflect the responsibilities and performance of that officer and be comparable to compensation paid by peer group companies. However, the Chief Executive Officer’s base salary is consistently set lower than the base salaries reported for similarly positioned executives in the Company’s peer group, and a high percentage of the

Chief Executive Officer’s compensation is in the form of an annual bonus in an amount determined by the Committee. The Committee established the bonus incentive in order to create the potential for superior compensation in the event of superior performance and reduced earning opportunities if corporate performance goals are not achieved. The Committee believes that the Chief Executive Officer’s compensation should be tied to the Company’s performance in several financial areas. For 2004, the Committee considered the following criteria in establishing the compensation of the Chief Executive Officer:

1.	Certain measures of progress of the Company including asset quality, stability and soundness of operations, return on average assets, return on average equity, stock price behavior (including the shareholder return reflected in the Performance Graph appearing elsewhere in this Proxy Statement), the Company’s regulatory classification, the level of changes in performance ratios, the overall growth of the Company, the improvement in book value per share, the improvement in earnings per share and efficiency ratio levels as compared to peer groups and net earnings.

2.	The individual commitment of the Chief Executive Officer relative to overall management efficiency, leadership and enhancing the image of the Company.

3.	The compensation and benefit levels of comparable positions at comparable financial services companies in Puerto Rico, and other peer companies.

     The goal of the Committee in setting the above criteria is to retain a qualified executive and to ensure that the executive’s efforts are directed toward the long-term interests of the Company and its stockholders.

     For fiscal year 2004, the Company recorded net income of $171.9 million and earnings per basic common share of $0.89 ($0.86 on a diluted basis), versus net income of $113.3 million or $0.57 earnings per basic common share ($0.55 on a diluted basis) (split and stock dividend adjusted) for year 2003, an increase of $58.6 million or 51.67%. The Company’s return on average assets and return on average common stockholders’ equity for 2004 were 1.33% and 28.55%, respectively, compared to 1.15% and 22.79%, respectively, for the prior year. Furthermore, the Company’s competitive position in the industry remained strong. The Committee also evaluated increases in the Company’s stock price during 2004 and its performance relative to the stock prices of the Company’s peer group. In 2004, based upon such review, the Committee concluded that it was appropriate to award the Chief Executive Officer a bonus of $1.8 million given his performance, the Company’s size and performance, and the industry in which it operates. There was no increase in the Chief Executive Officer’s salary for 2004.

     Compensation Committee Interlocks and Insider Participation

     The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors which is comprised of Cornelius Tamboer, César A. Ruiz, Héctor L. Del Río and Juan C. Frontera. None of these non-employee directors nor Mr. Stipes has any interlocking or other relationship that would call into question his or her independence.

REPORT OF THE AUDIT COMMITTEE

     We assist the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     We discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. We reviewed both with the independent registered public accounting firm and internal auditors their audit plans, audit scope and identification of audit risks. We also discussed the results of the internal audit examinations.

     We reviewed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2004, and management’s assertion on the design and effectiveness of the Company’s internal control over financial reporting as of December 31, 2004, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s consolidated financial statements and their assertion on the design and effectiveness of the Company’s internal control over financial reporting, and the independent registered public accounting firm has the responsibility for the examination of those consolidated statements and that assertion.

     Based on the above-mentioned review and discussions with the management and the independent registered public accounting firm, we recommended to the Board of Directors that the Company’s audited consolidated financial statements and report on management assertion on the design and effectiveness of internal control over financial reporting be included in its Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Committee also appointed the independent registered public accounting firm.

     We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, and pre-approved the audit costs to be charged by that firm. We have received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the firm any relationships that may impact their objectivity and independence and satisfied ourselves as to the firm’s independence.

César A. Ruiz
Cornelius Tamboer
Héctor L. Del Río
Juan C. Frontera

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company’s conflict of interest policy permits only loans with a first mortgage to be executed by the Company to directors and executive officers with respect to their primary residence. Home equity and second mortgage loans are not permitted. No officer, director or employee may have any other type of loan or indebtedness with the Company, except for a credit card, unless such loan or indebtedness is fully cash collateralized. All loans to directors and executive officers were made (i) in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than normal risk of collectibility or present other unfavorable features. As of December 31, 2004, all loans made by Westernbank to the directors or executive officers of the Company were in compliance with these requirements.

STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information as of December 31, 2004, with respect to the amount of the Company’s Common Stock beneficially owned by each director of the Company, each nominee for election as a director, each of the named executive officers, by all directors and executive officers of the Company as a group and by each person believed by management to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company.

	Amount and
	Nature of
	Beneficial		Percent
Name of Beneficial Owner	Ownership(1)		of Class (15)
Fredeswinda G. Frontera, Directress	17,458,334	(2)	10.65	%(16)

Ileana G. Carr, Honorary Directress	14,588,403	(3)	8.90	%(17)

FMR Corp.	10,854,048	(4)	6.62	%(18)

Cornelius Tamboer, Director	5,850,145	(5)	3.57%

Frank C. Stipes, Esq, Chairman of the Board, President and Chief Executive Officer	11,738,532	(6)	7.16	%(19)

Freddy Maldonado, Chief Financial Officer and Vice President of Finance and Investment	2,713,894	(7)	1.66%

Héctor L. Del Río, Director	89,573	(8)		*

Juan C. Frontera, Director	257,556			*

Pedro Domínguez, Director and First Vice President – Southern Region	1,279,302	(9)		*

Ricardo Hernández, CPA, Vice-President Corporate Comptroller	279,324	(10)		*

William Vidal, Esq, First Vice-President – North Region	140,931	(11)		*

César A. Ruiz, Director and Secretary of the Board of Directors	125,338			*

Andrés Morgado, CPA, President, Trust Division	147,478	(12)		*

Miguel Vázquez, President, Business Credit Division	108,945	(13)		*

Alfredo Archilla, Vice President of Administration and Human Resources	35,557	(14)		*

All Directors and Executive Officers as a Group	54,813,312		33.44%

*	Represents less than 1% of the outstanding common stock.

(1)	Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission made pursuant to the Securities Exchange Act of 1934, as amended. Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Unless otherwise indicated, the address of each director and executive officer of the Company is c/o W Holding Company, Inc., 19 West McKinley Street, Mayaguez, Puerto Rico 00681.

(2)	Includes 923,185 shares owned by Mrs. Frontera’s spouse and children. Mrs. Frontera also owns 56,000 shares or 10.75% of the Company’s 7.125% Non-Cumulative, Convertible Monthly Income Preferred Stock, 1998 Series A (the “Series A Preferred Stock”).

(3)	Includes 299,167 shares owned by Mrs. Carr’s husband.

(4)	Based on information contained in the Schedule 13G/A filed by FMR with the SEC on February 14, 2005.

(5)	Includes 2,484,209 shares of Common Stock owned by Prota Construction, S.E. of which Mr. Tamboer is the holder of 100% interest and has full voting power, and 83,704 shares of Common Stock owned by Tamrio, Inc., of which Mr. Tamboer is the holder of 50% interest and has shared voting power. Mr. Tamboer and Tamrio, Inc. also own 20,000 and 40,000 shares or 3.84% and 7.68% of the Company’s Series A Preferred Stock, respectively.

(6)	Includes 41,289 shares of Common Stock owned by Mr. Stipes’ daughter and 4,424,301 vested stock options. Mr. Stipes also owns 60,000 shares or 11.52% of the Company’s Series A Preferred Stock.

(7)	Includes 100,500 shares of Common Stock owned by Mr. Maldonado’s daughters and 1,041,701 vested stock options. Mr. Maldonado and his daughters also own 35,000 shares or 6.72% and 3,950 shares, or 0.50%, respectively, of the Company’s Series A Preferred Stock. Mr. Maldonado owns 4,000 shares, or 0.20% of the Company’s Series B Preferred Stock, 11,303 shares, or 0.76% of the Company’s Series D Preferred Stock and 42,204 shares, or 2.45% of the Company’s Series E Preferred Stock. Mr. Maldonado and his daughters also own 5,800 shares, or 0.22%, and 4,200 shares, or 0.16%, of the Company’s Series H Preferred Stock, respectively.

(8)	Includes 83,705 shares of Common Stock owned by Tamrio, Inc., of which Mr. Del Rio is the holder of 50% interest and has shared voting power. Tamrio, Inc. also owns 40,000 shares, or 7.68%, of the Company’s Series A Preferred Stock.

(9)	Includes 584,384 vested stock options.

(10)	Includes 210,681 vested stock options.

(11)	Includes 140,454 vested stock options. Mr. Vidal owns 1,000 shares, or 0.19%, of the Company’s Series A Preferred Stock.

(12)	Includes 35,113 vested stock options. On February 10, 2005, Mr. Morgado exercised 35,113 stock options representing 50% of his vested stock options.

(13)	Includes 35,113 vested stock options.

(14)	Includes 35,114 vested stock options.

(15)	As of ___31, 2005, ___shares of the Company’s Common Stock were issued and outstanding.

(16)	Fredeswinda G. Frontera’s address is P.O. Box 1180 Mayagûez, PR 00681-1180.

(17)	Ileana G. Carr’s address is P.O. Box 1180 Mayagûez, PR 00681-1180.

(18)	FMR’s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(19)	Frank C. Stipes’ address is P.O. Box 1180 Mayagûez, PR 00681-1180.

PERFORMANCE OF W HOLDING COMPANY, INC. COMMON STOCK

     The following graph compares the total cumulative returns (including reinvestment of dividends) of $100 invested on December 31, 1998 in (a) Common Stock of W Holding Company, Inc. (b) Dow Jones US Banks Index and (c) Dow Jones US Total Market Index.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for W HOLDING COMPANY, INC. Common Stock

(A)	The lines represent monthly index levels derived from compounded daily returns that include all dividends.

(B)	The indexes are reweighted daily, using the market capitalization on the previous trading day.

(C)	If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

(D)	The index level for all series was set to $100.00 on December 31, 1999.

     Effective December 5, 2001, the Company’s Common Stock began trading on the New York Stock Exchange under the symbol “WHI”. Prior to such date, the Company Common Stock was traded on NASDAQ under the symbol “WBPR”.

PROPOSAL 2

AMENDMENT TO ARTICLE SIXTH OF THE RESTATED CERTIFICATE OF INCORPORATION - COMMON STOCK

     The Board recommends the amendment of Article Sixth of the Company’s Restated Certificate of Incorporation in the manner shown in Annex B hereto. The proposed text of Article Sixth set forth in Annex B assumes shareholder approval of this proposal and the proposal to increase the authorized shares of Preferred Stock. The proposed Amendment to Article Sixth would change the number of authorized shares of the Company’s Common Stock, par value $1.00 per share, from 300,000,000 shares to 500,000,000 shares. This change would be effective upon the date of filing the Amendment to the Restated Certificate of Incorporation with the Department of State of the Commonwealth of Puerto Rico.

     The Board believes that it is in the best interest of the Company and its shareholders that the Company have a sufficient number of authorized but unissued shares of Common Stock available for possible use in future acquisition and expansion opportunities that may arise, for general corporate needs such as future stock dividends or stock splits, and for other proper purposes within the limitations of the law, as determined by the Board. The Company has no current plans to use its authorized but unissued shares of Common Stock for any particular purpose. Such shares would be available for issuance without further action by the shareholders, except as otherwise limited by applicable law.

     If additional shares of Common Stock are issued by the Company, it may potentially have an anti-takeover effect by making it more difficult to obtain shareholders’ approval of various actions, such as a merger. Also, the issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and equity, and may have a dilutive effect on the voting power of existing shareholders. The terms of any Common Stock issuance will be determined by the Board and will depend upon the reason for the issuance and largely on market conditions and other factors existing at the time. The increase in authorized shares of Common Stock has not been proposed in connection with any anti-takeover related purpose and the Board and management have no knowledge of any current efforts by anyone to obtain control of the Company or to effect large accumulations of the Company’s Common Stock.

     The proposed Restated Certificate of Incorporation of the Company attached to this proxy as Annex C will be submitted for adoption at the Annual Meeting. The affirmative vote of a majority of the holders of shares of Common Stock of the Company is necessary to adopt the proposed amendment. Proxies will be voted for the resolutions unless otherwise instructed by the stockholders. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the proposed Amendment. The Board has declared the desirability of the adoption of this amendment and recommends a vote FOR the adoption of this amendment.

PROPOSAL 3

AMENDMENT TO ARTICLE SIXTH OF THE RESTATED CERTIFICATE OF INCORPORATION – PREFERRED STOCK

     The Board recommends the amendment of Article Sixth of the Company’s Restated Certificate of Incorporation in the manner shown in Annex B hereto. The proposed text of Article Sixth set forth in Annex B assumes shareholder approval of this proposal and the proposal to increase the authorized shares of Common Stock. The proposed Amendment to Article Sixth would increase the number of authorized shares of the Company’s Preferred Stock par value $1.00 per share, from 20,000,000 shares to 50,000,000 shares. This change would be effective upon the date of filing the Amendment to the Restated Certificate of Incorporation with the Department of State of the Commonwealth of Puerto Rico.

     The Board believes that the proposed increase in the number of authorized shares of Preferred Stock is necessary to maintain a balanced capital structure for the Company and allow for possible use in future acquisition and expansion opportunities that may arise, for general corporate needs, and for other proper purposes within the limitations of the law, as determined by the Board.

     The availability of the shares of Preferred Stock for future issuance, without the delay and expense of obtaining the approval of shareholders at a special meeting, will afford the Company greater flexibility and efficiency in acting upon proposed transactions. The Company has no plans to issue additional shares of Preferred Stock in the immediate future. The shares of Preferred Stock may be issued in one or more series from time to time for such corporate purposes and consideration as the Board may approve and no further vote of shareholders of the Company will be required except as may be required by applicable law or by any rule of a securities exchange or automated quotation system applicable to the Company. The Board will have broad discretion with respect to designating and establishing the terms of each series of Preferred Stock prior to its issuance. The Board may provide for each series:

     - the designation of such series,

     - the dividend rate of such series, the conditions and dates upon which the dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of the Company, and whether such dividends shall be cumulative or non-cumulative,

     - whether the shares of such series shall be subject to redemption by the Company, and if made subject to such redemption, the terms and conditions of such redemption,

     - the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series,

     - whether the shares of such series shall be convertible and if provision be made for conversion, the terms of such conversion,

     - the extent, if any, to which the holders of such shares shall be entitled to vote; provided, however, that in no event shall any holder of any series of preferred stock be entitled to more than ten votes for each such share,

     - the restrictions and conditions, if any, upon the issue or re-issue of any additional preferred stock ranking on a parity with or prior to such shares as to dividends or upon dissolution, and

     - the rights of holders of such shares upon dissolution of, or upon distribution of assets of the Company, which rights may be different in the case of a voluntary dissolution.

     Ownership of shares of Preferred Stock will not entitle the holder thereof to any preemptive rights to subscribe for or purchase any additional securities issued by the Company.

     Upon the issuance of any series of Preferred Stock, the holders of shares of such series will have certain preferences over the holders of outstanding shares of Common Stock, depending upon the specific terms of such series designated by the Board. For example, the provisions of a particular series of Preferred Stock could prohibit the declaration and payment of dividends on the Common Stock until full dividends on all outstanding shares of such series for all past periods and for the current dividend period shall have been declared and paid by the Company or the Company shall have set apart a sum sufficient for such payment. In addition, to the extent that Preferred Stock is made convertible into Common Stock, such conversion would result in dilution of the voting power and equity interest of holders of Common Stock.

     In the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock will be entitled to receive the amount fixed for such purpose by the Board together with all accumulated and unpaid dividends. Depending upon the consideration paid for any series of Preferred Stock and the liquidation preference of such series, the issuance thereof could result in a reduction in the assets available for distribution to the holders of Common Stock in the event of the liquidation of the Company.

     The outstanding shares of any series of Preferred Stock, or any part thereof, which are by their terms redeemable, may be redeemed at any time at the option of the Company, subject to and in accordance with such terms and conditions as may be designated by the Board in creating such series. Subject to the terms and conditions established by the Board in creating the various series of Preferred Stock, the Company may redeem all or any part of the shares of any series of Preferred Stock without redeeming all or any part of the shares of any other series.

     Preferred Stock could be issued to delay or defeat a change in control of the Company and, accordingly, under certain circumstances, could discourage transactions that might otherwise have a favorable effect on the price of the Common Stock. The Company does not currently expect to use the Preferred Stock for this purpose and the increase in authorized shares of Preferred Stock has not been proposed in connection with any anti-takeover related purpose.

     The proposed Restated Certificate of Incorporation of the Company attached to this proxy as Annex C will be submitted for adoption at the Annual Stockholders meeting. The affirmative vote of a majority of the holders of shares of Common Stock of the Company is necessary to adopt the proposed amendment. Proxies will be voted for the resolutions unless otherwise instructed by the shareholders. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the proposed Amendment. The Board of Directors has declared the desirability of the adoption of this amendment and recommends a vote FOR the adoption of this amendment.

PROPOSAL 4

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Company has appointed Deloitte & Touche LLP to continue as the independent registered public accounting firm of the Company for the year ending December 31, 2005, and has further directed that such appointment be submitted for ratification by the stockholders at the 2005 annual meeting. Deloitte & Touche LLP has served continuously as the independent registered public accounting firm for the Company or Westernbank since 1985.

     The affirmative votes of the majority of the shares present, either in person or represented by proxy, at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year 2005.

     The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients.

     Deloitte & Touche LLP will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

     Audit and audit-related fees aggregated $1,067,000 (includes $69,000 of out-of-pocket expenses) and $364,000 (includes $39,000 of out-of-pocket expenses) for the fiscal years ended December 31, 2004 and 2003, and were composed of the following:

Audit Fees

     The aggregate fees billed for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2004 and 2003, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were $940,000 (includes $58,000 of out-of-pocket expenses) and $304,000 (includes $31,000 of out-of-pocket expenses), respectively.

Audit-Related Fees

     The aggregated fees billed for audit-related services for the fiscal years ended December 31, 2004 and 2003 were $127,000 (includes $11,000 of out-of-pocket expenses) and $60,000 (includes $8,000 of out-of-pocket expenses), respectively. For both years, fees relate to stand-alone audits of subsidiaries, including audits required by other investors or lenders.

Tax Fees

     There were no fees billed by Deloitte and Touche LLP for professional services related to Tax Fees for the Company for the fiscal years ended December 31, 2004 and 2003.

All Other Fees

     There were no fees billed by Deloitte and Touche LLP for professional services related to other services for the Company for the fiscal years ended December 31, 2004 and 2003.

     In considering the nature of the services provided by Deloitte and Touche LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and Company management to determine that they are permitted under the rules and regulations concerning auditor independence implemented by the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

     The services performed by the independent registered public accounting firm in 2004 were pre-approved at the Audit Committee’s September 8, 2004 meeting in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting firm may perform. The policy requires that prior to the beginning of each fiscal year, a description of the services (the “Service List”) expected to be performed by the independent registered public accounting firm in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.

     Services provided by the independent registered public accounting firm during the following year that are included in the Service List were pre-approved following the policies and procedures of the Audit Committee.

     Any requests for audit, audit-related, tax and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

     In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service incorporates appropriate oversight and control of the independent registered public accounting firm relationship, while permitting the Company to receive immediate assistance from the independent registered public accounting firm when time is of the essence.

     On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.

     The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:

1.	The service is not an audit, review or other attest service;

2.	The aggregate amount of all such services provided under this provision does not exceed the amount of $20,000 in a given fiscal year;

3.	Such services were not recognized at the time of the engagement to be non-audit services;

4.	Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and

5.	The service and fee are specifically disclosed in the Proxy Statement as meeting the de minimis requirements.

The Board of Directors Recommends a Vote FOR
the Ratification of the Appointment of
Deloitte & Touche LLP as Independent Registered Public Accounting Firm
for the fiscal year ending December 31, 2005.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for inclusion in the Company’s Proxy Statement and form of proxy relating to the Company’s 2006 annual meeting of stockholders, must be received by Mr. César A. Ruiz, W Holding

Company, Inc., P.O. Box 1180, Mayagüez, Puerto Rico 00681 by December 12, 2005, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of proxy for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time.

     In addition, the Company’s Bylaws require that notice of new business and/or nominations for director be delivered to the Secretary of the Company at least 150 days prior to the date of the annual meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     The table below shows the officers and directors who during 2004 inadvertently filed overdue Section 16(a) reports covering the following number of transactions in the Company’s securities:

Name	Late Reports	Transactions
Freddy Maldonado	1	2

OTHER MATTERS

     Management is not aware of any business to come before the annual meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the annual meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

Annex A

W HOLDING COMPANY, INC.
AMENDED AUDIT COMMITTEE CHARTER

STATEMENT OF DUTIES AND RESPONSIBILITIES

Statement of Policy

The Audit Committee is appointed by the Board of Directors to assist the board in fulfilling its oversight responsibility of monitoring the quality and integrity of the accounting, auditing and reporting practices of W Holding Company, Inc., and its wholly owned subsidiaries, Westernbank Puerto Rico (Westernbank or the bank) and Westernbank Insurance Corp., the compliance by the Company and its subsidiaries with legal and regulatory requirements and the qualifications, independence and performance of the internal and external auditors. The Audit Committee shall prepare the report that the Securities and Exchange Commission’s rules require to be included in the Company’s annual proxy statement. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company and subsidiaries. The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

The Audit Committee shall review and assess the adequacy of this Charter and the performance of this Committee itself annually and recommendations for updates made to the Board for approval.

Composition

                    The Audit Committee shall be comprised of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise who is an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the SEC and the New York Stock Exchange (NYSE) (“audit committee financial expert”) and at least two members with banking or related financial management expertise as required by Section 36(g)(C)(i) of the Federal Deposit Insurance Corporation (FDIC) rules and regulations. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards and rules and regulations of the SEC, FDIC and the NYSE. The Board of Directors’ nominating committee shall appoint Audit Committee members and one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors.

Responsibilities

The Audit Committee’s primary responsibilities include:

1.	The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm selected or retained to audit the financial statements of the Company and subsidiaries, as well as for overseeing the auditor’s work. Each such registered public accounting firm shall report directly to the Audit Committee. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent and discuss with the auditor any relationships that may impact the auditor’s independence.

2.	Evaluate the performance of the independent auditor and recommend their discharge when circumstances warrant.

3.	At least annually, the Audit Committee should obtain and review a report by the independent auditor, describing the firms’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one of more independent audits carried out by the firm, and any steps taken to deal with any such issues and to assess the auditor’s independence, all relationships between the independent auditor and the Company’s.

4.	Oversee the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

5.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 related to the conduct of the audit.

6.	Review the audited financial statements and discuss these with management and the independent auditor. These discussions shall include considerations of the quality of the Company’s and its subsidiaries accounting principles as applied in its financial reporting, including review of significant estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendations to the board as to the inclusion of the Company’s and subsidiaries audited financial statements in the Company’s annual report on Form 10-K.

7.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

8.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9.	Review the appointment and replacement of the senior internal audit executive.

10.	Evaluate the Company’s compliance with legal and regulatory requirements.

11.	Review the significant reports to management prepared by the internal audit department and management responses.

12.	Discuss the internal audit department responsibilities, budget, staffing and any recommended changes in the planned scope of the internal audit.

13.	Evaluate the performance of the internal audit function.

14.	Evaluate performance of senior internal audit executive and make periodic salary revisions in accordance with Company’s policy.

15.	Provide guidance and oversight to the internal audit activities of the Company and subsidiaries including reviewing the organization, plans and results of such activities.

16.	Review with management and the independent auditor, the quarterly financial information prior to making it public through the issuance of earnings releases and prior to the Company’s filing of Forms 10-Q or 10-K, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. The committee or its chairperson may perform this review.

17.	Discuss with management, the internal auditors and the external auditors the quality and adequacy of the Company’s and subsidiaries internal controls and review the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K, including the Company’s disclosure under “Management Discussion and Analysis of Financial Condition and Results of Operations”.

18.	Discuss with management all financial information and earnings guidance to be provided or provided to analysts and rating agencies.

19.	Review and pre-approve all auditing and permissible non-audit services to be performed by the Company’s independent auditor and establish policies and procedures for such pre-approvals. On an annual basis, the Audit Committee shall review and approve the Pre-Approval Policy, a copy of which is attached hereto as Appendix 1.

20.	Ensure regular rotation of the lead audit partner in accordance with applicable law and consider whether, in order to ensure continuing auditor independence, there should be a regular rotation of the audit firm itself and whether the auditor’s quality controls are adequate and the provision of non-audit services is in compliance with applicable law and compatible with maintaining the auditor’s independence.

21.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor.

22.	The Audit Committee shall establish procedures for receiving, retaining and addressing any complaints about the Company’s and subsidiaries accounting, internal accounting controls, or auditing matters, as well as for the anonymous and confidential submission of employees concerns regarding questionable accounting or auditing matters.

23.	The Audit Committee shall have the authority to engage its own outside advisors on accounting, financial reporting or legal matters, as it determines necessary to perform its duties. The Company will provide the Audit Committee with adequate funding for this purpose.

24.	The Audit Committee shall meet separately, periodically, with management, internal auditors (or any other personnel responsible for the internal audit function) and with the independent auditors.

25.	Report audit committee activities to the full board on a regular basis.

26.	The Audit Committee is empowered to delegate or assign responsibilities to any other committee of the Company, as deemed necessary.

27.	Prepare an audit committee report as required by the SEC to be included in the Company’s annual proxy statement.

28.	Perform any other activities consistent with this Charter, the Company’s By-Laws and governing law, as the committee or the Board deems necessary or appropriate.

Limitation on the Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company’s financial statements and disclosures are complete, accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of management and the independent auditor.

APPENDIX 1

INDEPENDENT AUDITORS SERVICES
PRE-APPROVAL POLICY

I. STATEMENT OF PRINCIPLES

The Audit Committee must pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the company or any of its subsidiaries engages the independent auditor to render a service, the engagement must be either: 1) specifically approved by the Audit Committee; or 2) covered by this Pre-Approval Policy.

The appendices to this Policy describe in detail the particular audit, audit-related, tax and other services that have the pre-approval of the Audit Committee pursuant to this Pre-Approval Policy. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee shall periodically revise the list of pre-approved services.

II. DELEGATION

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor.

III. AUDIT SERVICES

The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. The Audit Committee shall approve, if necessary, any changes in terms resulting from changes in audit scope, Company structure or other matters.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the audit services listed in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. AUDIT-RELATED SERVICES

Audit-related services, including internal control-related services, are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and/or the Company’s internal control over financial reporting and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved the audit-related services listed in Appendix B. All other audit-related services not listed in Appendix B, and all internal control-related services, must be specifically pre-approved by the Audit Committee.

V. TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee shall scrutinize carefully the retention of the independent auditor in connection with any tax-related transaction initially recommended by the independent auditor. In the case of the Company and its subsidiaries, an independent Tax Consultant provides all tax services. The Audit Committee has pre-approved the tax services listed in Appendix C. All tax services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

VI. OTHER SERVICES

The Audit Committee may grant pre-approval to those permissible non-audit services classified as other services that it believes would not impair the independence of the auditor, including those that are routine and recurring services and would not impair the independence of the auditor. Any other services pre-approved by the Audit Committee, if any, will be listed in Appendix D. Permissible other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of prohibited non-audit services is attached to this Pre-Approval Policy as Appendix E. The rules of the SEC and the Public Company Accounting Oversight Board (PCAOB) and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Where the Audit Committee has approved an estimated fee for a service, the pre-approval applies to all services described in the approval. However, in the event the estimated fees in respect of any such service is materially in excess of the actual fees, the Audit Committee must approve such excess amount prior to payment of the invoice. The Audit Committee expects that any requests to pay invoices in excess of the estimated amounts will include an explanation as to the reason for the overage. Should a situation arise where additional work is required or where work was not included in the original fee approval, the Audit Committee must pre-approve such additional work. The Company’s independent auditor will be informed of this policy.

VIII. SUPPORTING DOCUMENTATION

With respect to each proposed pre-approved service, the independent auditor must provide the Audit Committee with detailed back-up documentation regarding the specific services to be provided.

IX. PROCEDURES

The Company’s management shall inform the Audit Committee of each service performed by the independent auditor pursuant to this Pre-Approval Policy.

Requests or applications to provide services that require separate approval by the Audit Committee shall be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s and the PCAOB’s rules on auditor independence.

X. ADDITIONAL MATTERS

On a quarterly basis, the Audit Committee shall review a summary of fees paid year-to-date for all audit fees and engagement for audit, audit related, tax and other services, regardless of the fee amount. In addition, on a quarterly basis, management shall submit to the Audit Committee a report of each audit, audit related, non-audit, tax and other engagement entered into in the quarter with the independent accountant, and the fee for such engagement(s).

Public Availability

The text of this charter will be posted on the Company’s web site.

W HOLDING COMPANY, INC. AND SUBSIDIARIES
PRE-APPROVED AUDIT SERVICES FOR FISCAL YEAR 2004

APPENDIX A

Dated: May 2004

Service	Range of Fees
US GAAS and statutory audits of financial statements for the Company and its subsidiaries

Services associated with SEC registration statements, periodic reports, and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, PCAOB, FASB, or other regulatory or standard setting bodies

Attestation of management’s assessment of internal controls, as required by Sarbanes-Oxley Act Section 404
Regulatory reports

W HOLDING COMPANY, INC. AND SUBSIDIARIES
PRE-APPROVED AUDIT-RELATED SERVICES FOR FISCAL YEAR 2004

APPENDIX B

Dated: May 2004

Service	Range of Fees
Financial statements audits of employees’ benefit plans.
Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters

Consultation by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretation by the SEC, PCAOB, FASB, or other regulatory or standard-setting bodies

Due diligence/consultation on any merger/acquisition or other business transaction

To the extent permitted, design, and implementation of internal accounting controls (e.g. in connection with implementation of an Enterprise Resource Planning system or as a result of reviews of existing systems)

Assessment of internal accounting controls (e.g. in connection with implementation of an Enterprise Resource Planning system or as a result of reviews of existing systems)
Permissible Sarbanes-Oxley Act Section 404 implementation assistance

W HOLDING COMPANY, INC. AND SUBSIDIARIES
PRE-APPROVED TAX SERVICES FOR FISCAL YEAR 2004

APPENDIX C

Dated: May 2004

Service	Range of Fees
US federal, state and local tax planning and advice
Review and advice on US federal, state and local tax compliance
International tax planning and advice
Review and advice on international tax compliance
Preparation and/or review of federal, state, local and international income, franchise, and other tax returns or amendments
Ruling requests

Note:  The above tax services are provided by an independent Tax Consultant and not by the independent auditors.

W HOLDING COMPANY, INC. AND SUBSIDIARIES
PRE-APPROVED OTHER SERVICES FOR FISCAL YEAR 2004

APPENDIX D

Dated: May 2004

Service	Range of Fees

W HOLDING COMPANY, INC. AND SUBSIDIARIES
PROHIBITED NON-AUDIT SERVICES

APPENDIX E

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client*

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

*	Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures. Materiality is not an appropriate basis upon which to overcome the presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

Annex B

EXISTING CERTIFICATE OF INCORPORATION
ARTICLE AFFECTED
BY PROPOSED AMENDMENT

SIXTH

The authorized capital stock of Holding shall be [FIVE HUNDRED AND FIFTY MILLION DOLLARS ($550,000,000)] represented by [FIVE HUNDRED MILLION (500,000,000)] shares of common stock, $1.00 par value per share (the “Common Stock”), and [FIFTY MILLION (50,000,000)] shares of preferred stock, $1.00 par value per share (“Preferred Stock”). The shares may be issued by Holding from time to time as authorized by the Board of Directors without the further approval of stockholders, except as otherwise provided in this Article SIXTH or to the extent that such approval is required by governing law, rule or regulation.

The holders of Common Stock and Preferred Stock shall be entitled to dividends at the rate and on the conditions and terms which shall be stated in the resolutions providing for the issuance of such stock and adopted by the Board of Directors pursuant to the Corporations Law. When dividends have been paid on the Preferred Stock in accordance with the preferences to which they are entitled, or when such dividends have been declared and set aside for payment, then dividends may be paid on the Common Stock from the remaining assets of Holding which are available for the payment of dividends, pursuant to provisions of the Corporations Law.

The holders of the Preferred Stock shall have, upon dissolution of Holding, or upon any distribution of its assets, the rights stated in the resolutions providing for the issue of such stock and adopted by the Board of Directors pursuant to the Corporations Law.

The Board of Directors is expressly authorized to provide, when it deems necessary, for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed ten votes per share, or without voting powers; and with such designations, powers, preferences, rights, qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions of the Board of Directors, authorizing such issuance, including (but without limiting the generality of the foregoing) the following:

(a)	the designation of such series;

(b)	the dividend rate of such series, the conditions and dates upon which the dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of Holding, and whether such dividends shall be cumulative or non-cumulative;

(c)	whether the shares of such series shall be subject to redemption by Holding, and if made subject to such redemption, the terms and conditions of such redemption;

(d)	the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(e)	whether the shares of such series shall be convertible and if provision be made for conversion, the terms of such conversion;

(f)	the extent, if any, to which the holders of such shares shall be entitled to vote; provided, however, that in no event, shall any holder, of any series of preferred stock be entitled to more than ten votes for each such share;

(g)	the restrictions and conditions, if any, Upon the issue or re-issue of any additional preferred stock ranking on a parity with or prior to such shares as to dividends or upon dissolution; and

(h)	the rights of the holders of such shares upon dissolution of, or upon distribution of assets of Holding, which rights may be different in the case of a voluntary dissolution.

Annex C

PROPOSED RESTATED
CERTIFICATE OF INCORPORATION
W HOLDING COMPANY, INC.

FIRST

The name of this corporation is “W Holding Company, Inc.” (hereinafter “Holding”).

SECOND

The principal office of Holding, which is also its postal and physical address, shall be located at 19 W. McKinley Street, Mayaguez, Puerto Rico 00680. Holding will serve as its Resident Agent, at this same address.

THIRD

The term of existence of Holding is perpetual.

FOURTH

The purpose of Holding is to engage, for profit, in any lawful acts or businesses for which corporations may be organized under the General Corporations Law of the Commonwealth of Puerto Rico, as amended from time to time (hereinafter, as so amended, the “Corporations Law”).

FIFTH

The business and activities of Holding shall be under the authority of a Board of Directors composed of the number of directors fixed from time to time by resolution of an absolute majority of the Board of Directors, provided that the number of directors shall be an odd number and not less than five (5) nor more than nine (9). The Board of Directors shall be divided into three classes of approximately equal numbers of directors. The members of each class shall be elected by Holding’s stockholders at the annual meeting for three-year terms and shall remain in office until their successors have been duly elected and qualified. A majority of the directors holding office shall constitute a quorum at meetings of the Board of Directors.

The directors shall have such qualifications, shall be subject to such responsibilities, shall comply with such requirements and shall hold office pursuant to the provisions of the Corporations Law and the By-laws of Holding.

Any vacancy in the Board of Directors may be filled by a majority of the votes of the directors then holding office. A director elected to fill a vacancy so created shall be elected to serve the term of such directorship and until a successor has been duly elected and sworn in their office.

Upon the filing of this Certificate of Incorporation at the Department of State of the Commonwealth of Puerto Rico, the following persons, having the indicated mailing addresses, shall serve as the initial directors of Holding, which directors shall hold office, unless sooner removed or disqualified, until the end of their terms at the annual meeting of Holding in the year indicated below and until their successors are elected or are appointed.

Names and Addresses of Directors	Terms Ending
Fidel Pino Cros 19 W. McKinley Street Mayaguez, Puerto Rico 00680	2001

Pedro R. Domínguez	2001
19 W. McKinley Street
Mayaguez, Puerto Rico 00680

Fredeswinda G. Frontera	1999
19 W. McKinley Street
Mayaguez, Puerto Rico 00680

Ángel Luis Rosas	2000
19 W. McKinley Street
Mayaguez, Puerto Rico 00680

César A. Ruiz	1999
19 \V. McKinley Street
Mayaguez, Puerto Rico 00680

Frank C. Stipes	2000
19 W. McKinley Street
Mayagüez, Puerto Rico 00680

Cornelius Tamboer	1999
19 W. McKinley Street
Mayaguez, Puerto Rico 00680

The personal liability of the directors of Holding in cases of monetary, claims for damages resulting from the breach of the fiduciary duties as director is eliminated, provided that this provision does not eliminate or limit the liability of the director for: (i) any breach of the duty of loyalty of the director to Holding or its stockholders; (ii) acts or omissions not in good faith, or which involve intentional misconduct or knowing violations of law; (iii) unlawful payments of dividends or purchase and redemption of stock; or (iv) any transaction where the director derives an improper personal benefit.

SIXTH

The authorized capital stock of Holding shall be FIVE HUNDRED AND FIFTY MILLION DOLLARS ($550,000,000) represented by FIVE HUNDRED MILLION (500,000,000) shares of common stock, $1.00 par value per share (the “Common Stock”), and FIFTY MILLION (50,000,000) shares of preferred stock, $1.00 par value per share (“Preferred Stock”). The shares may be issued by Holding from time to time as authorized by the Board of Directors without the further approval of stockholders, except as otherwise provided in this Article SIXTH or to the extent that such approval is required by governing law, rule or regulation.

The holders of Common Stock and Preferred Stock shall be entitled to dividends at the rate and on the conditions and terms which shall be stated in the resolutions providing for the issuance of such stock and adopted by the Board of Directors pursuant to the Corporations Law. When dividends have been paid on the Preferred Stock in accordance with the preferences to which they are entitled, or when such dividends have been declared and set aside for payment, then dividends may be paid on the Common Stock from the remaining assets of Holding which are available for the payment of dividends, pursuant to provisions of the Corporations Law.

The holders of the Preferred Stock shall have, upon dissolution of Holding, or upon any distribution of its assets, the rights stated in the resolutions providing for the issue of such stock and adopted by the Board of Directors pursuant to the Corporations Law.

The Board of Directors is expressly authorized to provide, when it deems necessary, for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed ten votes per share, or without voting powers; and with such designations, powers, preferences, rights, qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions of the Board of Directors, authorizing such issuance, including (but without limiting the generality of the foregoing) the following:

(a)	the designation of such series;

(b)	the dividend rate of such series, the conditions and dates upon which the dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of Holding, and whether such dividends shall be cumulative or non-cumulative;

(c)	whether the shares of such series shall be subject to redemption by Holding, and if made subject to such redemption, the terms and conditions of such redemption;

(d)	the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(e)	whether the shares of such series shall be convertible and if provision be made for conversion, the terms of such conversion;

(f)	the extent, if any, to which the holders of such shares shall be entitled to vote; provided, however, that in no event, shall any holder, of any series of preferred stock be entitled to more than ten votes for each such share;

(g)	the restrictions and conditions, if any, Upon the issue or re-issue of any additional preferred stock ranking on a parity with or prior to such shares as to dividends or upon dissolution; and

(h)	the rights of the holders of such shares upon dissolution of, or upon distribution of assets of Holding, which rights may be different in the case of a voluntary dissolution.

SEVENTH

The Board of Directors has approved the issuance of shares of its 7.125% Non-Cumulative, Convertible Preferred Stock, Series A, liquidation preference $25.00 per share, par value ‘$1.00 per share, which shall have the same terms and preferences as the 7.125% Non-Cumulative, Convertible Preferred Stock, 1998 Series A, liquidation preference $25.00 per share, par value $1.00 per share, previously issued by Westernbank Puerto Rico, with only such changes as necessary to reflect the change in issuer. The Board of Directors of Holding has fixed the powers, preferences, rights, and qualifications, limitations and restrictions as follows:

          1. Designation; Ranking.

             (a) The designation of such series of Preferred Stock shall be “7.125% Non-Cumulative, Convertible Preferred Stock, Series A” (hereinafter referred to as “Series A Preferred Stock”), and the number of shares constituting such series shall be 1,219,000, which number may be increased (but not above the total number of shares of Preferred Stock) or decreased (but not below the number of shares of Series A Preferred Stock then outstanding) from time to time by the Board of Directors.

               (b) The Series A Preferred Stock will, with respect to dividend rights and rights on liquidation, rank (i) senior to all classes of the Common Stock and to all other equity securities issued by Holding the terms of which specifically provide that such equity securities will rank junior to the Series A Preferred Stock (or to all series of Preferred Stock in general) as to dividends and the distribution of assets upon liquidation (the Common Stock, together with such other equity securities, being hereinafter referred to as “Junior Stock”); (ii) on a parity with all equity securities issued by Holding the terms of which specifically provide that such equity securities will rank on a parity to the Series A Preferred Stock (or to all series of Preferred Stock in general) as to dividends or the distribution of assets upon liquidation (“Parity Stock”); and (iii) junior to all equity securities issued by Holding the terms of which specifically provide that such equity securities will rank senior to the Series A Preferred Stock (or to all series of Preferred Stock in general) as to dividends or the distribution of assets upon liquidation. For this purpose, the term “equity securities” does not include debt securities convertible into or exchangeable for equity securities.

               (c) Holding may not issue capital stock of Holding ranking, as to dividend rights or rights on liquidation, senior to the Series A Preferred Stock except with the consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series A Preferred Stock and any series of Parity Stock at the time outstanding.

          2. Dividend Rights.

               (a) The holders of Series A Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of Holding, out of assets of Holding legally available therefore, cash dividends, accruing from the date of original issuance (the “Issue Date”) at the annual rate per share of 7.125% of the liquidation preference of $25 per share (equivalent to $ 1.78125 per share per annum), (the ‘Dividends”), payable, when, as and if declared by the Board of Directors, monthly in arrears on the 15th day of each month (each monthly period ending on any such date being hereinafter referred to as a “dividend period”), at such annual rate. Dividends in each dividend period shall accrue from the first day of such period, whether or not declared or paid for the prior dividend period (except that the first Dividends payable after the Issue Date shall accrue from the Issue Date). Each declared Dividend shall be payable to holders of record as they appear at the close of business on the stock register of Holding on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be flied by the Board of Directors of Holding. The amount of Dividends paid for any monthly dividend period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of Dividends payable for any period shorter than a full monthly dividend period will be computed on the basis of the actual number of days elapsed in such period.

               (b) Dividends shall be non-cumulative. Holding is not obligated or required to declare or pay Dividends, even if it has funds available for the payment of such dividends. If the Board of Directors of Holding or an authorized committee thereof does not declare a Dividend payable on a dividend payment date, then the holders of such Series A Preferred Stock shall have no right to receive a Dividend in respect of the dividend period ending on such dividend payment date and Holding will have no obligation to pay a Dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on such Series A Preferred Stock or the Common Stock are declared for any future dividend period.

               (c) If all Dividends due and payable for each of the twelve previous monthly dividend periods (or such fewer dividend periods as there actually are) shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payments, or Holding has defaulted on the payment of the redemption price of any Series A Preferred Stock called for redemption, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by Holding (except by conversion into or exchange for other Junior Stock).

               (d) When Dividends and dividends upon any Parity Stock are not paid in full (or a sum sufficient for such full payment is not set apart), all Dividends and dividends upon any Parity Stock shall be declared pro rata so that the amount of dividends declared upon such series of capital stock shall in all cases bear to each other the same ratio that full Dividends for the then-current dividend period (which shall not include any accumulation in respect of unpaid dividends for prior dividend periods) and full dividends, including required or permitted accumulations, if any, on such Parity Stock, bear to each other.

               (e) Subject to any applicable laws and regulations, each Dividend payment will be made by U.S. dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder’s address as it appears on the register for such Series A Preferred Stock.

          3. Conversion Rights.

               (a) At any time on or after 90 days after the Issue Date, unless previously redeemed, any holder of record of the Series A Preferred Stock may convert, at its option, any outstanding share of the Series A Preferred Stock owned by such holder into .995 shares (subject to adjustment upon certain events) of fully paid and non-assessable Common Stock (calculated as to each conversion to the nearest 1/100th of a share) for each share of Series A Preferred Stock. The right to convert a share of the Series A Preferred Stock called for redemption will terminate at the close of business on the fifth Business Day immediately prior to the date fixed for redemption (the “Redemption Date”) for such share, Unless Holding fails to pay the applicable redemption price. The conversion ratio per share of Series A Preferred Stock is subject to adjustment upon certain events, including (a) the issuance of Common Stock as a dividend or distribution with respect to the outstanding Common Stock, (b) subdivisions of the Common Stock, (c) the issuance to holders of Common Stock of rights or warrants to subscribe for Common Stock at less than the then-current market price, (d) the distribution to holders of Common Stock of any shares of capital stock of Holding (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings), or rights or warrants to subscribe for securities of Holding other than those described above, (e) any distribution consisting exclusively of cash (excluding any cash portion of distributions referred to in (d) above, or cash distributed upon a merger or consolidation to which the third succeeding paragraph applies) to all or substantially all holders of Common Stock in an aggregate amount that, combined together with (i) all other such all-cash distributions made within the then preceding 12 months in respect of which no adjustment has been made and (ii) any casl1-~and the fair market value of other consideration paid or payable in respect of any tender or exchange offer by Holding or any of its subsidiaries for Common Stock concluded within the preceding 12 months in respect of which no adjustment has been made, exceeds 15% of Holding’s market capitalization (defined as being the product of the then current market price of the Common Stock times the number of shares of Common Stock then outstanding) on the re date of such distribution, and (1) the completion of a tender or exchange offer made by Holding or of its subsidiaries for Common Stock that involves an aggregate consideration that, together wit any cash and other consideration payable in a tender or exchange offer by Holding or any a subsidiaries for Common Stock expiring within the 12 months preceding the expiration of tender or exchange offer in respect of which no adjustment has been made and (ii) the aggregate amount of any such all-cash distributions referred to in (e) above to all holders of Common S within the 12 months preceding the expiration of such tender or exchange offer in respect of w no adjustments have been made, exceeds 15% of Holding’s market capitalization on the expiration such tender offer. No adjustments in the conversion ratio will be required, however, unless adjustment would require a change of at least one percent in the conversion ratio. Each adjustment of less than one percent in the conversion ratio will be carried forward and taken into account in subsequent adjustment. The adjustment will be made not later than such time as may be require order to preserve the tax-free nature of a distribution to the holders of shares of Common St Holding will be entitled to make such reductions in the conversion ratio, in addition to those required by the provisions described above, as it in its discretion may determine to be advisable in order certain stock related distributions which may be made by Holding to its stockholders will no taxable.

In items (a) and (b) above in this Section 3(a), the conversion ratio per SI of Series A Preferred Stock in effect immediately prior to such actions shall be adjusted so that holders of any shares of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of Holding that they would have owned or been entitled to receive immediately following such actions had such share of Series A Preferred Stock been converted immediately prior to the occurrence of such events. An adjustment made pursuant to this paragraph shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the holders of any shares of Series A Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of Holding, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted conversion ratio between or among such shares of capital stock or shares of Common Stock and other capital stock.

In item (c) above in this Section 3(a), the holders of any shares of Series A Preferred Stock shall be entitled to receive such rights, warrants or options to subscribe for or purchase shares of Common Stock that they would have received or been entitled to receive if such shares of Series A Preferred Stock had been converted into shares of Common Stock immediately prior to the issuance of such rights, warrants or options. Such computation shall be made successively whenever any such rights, warrants or options are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, warrants or options. In determining whether any rights, warrants or options entitle the holders to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at less than such current market price, there shall be taken into account any consideration received by Holding for such rights, warrants or options (and for such convertible securities), and the value of such consideration, if other than cash, shall be determined by the Board of Directors (whose determination shall be conclusive). If at the end of the period during which such rights, warrant options are exercisable not all such rights, warrants or options shall have been exercised, the rights, warrants or options that the holders of Series A Preferred Stock were entitled to receive shall be adjusted based on the number of additional shares of Common Stock actually issued.

In item (d) above in this Section, 3(a), the holders of any shares of Series A Preferred Stock shall be entitled to receive such shares of capital stock, evidences of indebtedness or assets, and such rights, warrants or options to subscribe for or purchase capital stock of Holding, that they would have received or been entitled to receive if such shares of Series A Preferred Stock had been converted into shares of Common Stock immediately prior to the issuance of such shares of capital stock, evidences of indebtedness or assets, and such rights, warrants or options to subscribe or purchase capital stock of Holding.

In items (e) and (f) above in this Section 3(a), each holder of shares of Series A preferred Stock who converts such shares into shares of Common Stock will be entitled to receive upon such conversion, in addition to the shares of Common Stock, such additional consideration such stockholder would have received had such shares of Series A Preferred Stock been converted into shares of Common Stock immediately prior to the record date of such distributions described in item and (1) above in this Section 3(a).

Notwithstanding anything in this section to the contrary, with respect to any rights, warrants or options, if such rights, warrants or options are only exercisable upon the occurrence of certain triggering events, then for purposes of this section such rights, warrants or options shall not be deemed issued or distributed until such triggering events occur and such rights, warrants or options become exercisable.

               (b) No fractional shares of Common Stock will be issued upon conversion of Series A Preferred Stock. Any fractional interest in a share of Common Stock resulting from a version of a share of Series A Preferred Stock will be paid in cash based on the closing price of Common Stock on the trading day immediately preceding the day of conversion.

               (c) Conversion of Series A Preferred Stock will be effected by surrendering certificates evidencing such shares, together with a proper assignment of the certificates to Holding or in blank, to the office or agency to be maintained by Holding for that purpose. In case fewer than all the shares represented by any such certificate are converted, a new certificate shall be issued representing the unconverted shares without cost to the holder thereof.

               (d) In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of Holding with, or merger of Holding with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of Holding, each holder of Series A Preferred Stock then outstanding will have the right thereafter to convert its Series A Preferred Stock into the kind and amount of securities, cash and other property that the holder would have been entitled to receive if the holder had held the Common Stock issuable upon the conversion of the Series A Preferred Stock immediately prior to such reclassification, change, consolidation, merger, or transfer.

               (e) In the event that Holding consummates any consolidation or merger or similar business combination, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged solely for or changed, reclassified or converted into stock, securities or cash or any other property, or any combination thereof, the Series A Preferred Stock will, in connection with such consolidation, merger or similar business combination, be assumed by and become preferred stock of such successor or resulting corporation, having in respect of such corporation, insofar as possible, the same powers, preferences and relative rights, and the qualifications, limitations or restrictions thereon, that the Series A Preferred Stock had immediately prior to such transaction, except that after such transaction each share of Series A Preferred Stock be convertible on the terms and conditions described above, into the nature and kind of consideration so receivable by a holder of the number of shares of Common Stock into which such Series A Preferred Stock could have been converted immediately prior to such transaction. If by virtue of the structure of such transaction, however, a holder of Common Stock is required to make election with respect to the nature and kind of consideration to be received in such transaction, which election cannot practicably be made by the holder of the Series A Preferred Stock, then the Series A Preferred Stock, by virtue of such transaction and on the same terms as apply to the holders of Common Stock, will be converted into or exchanged for the aggregate amount of stock, securities, cash or other property (payable in kind) receivable by a holder of the number of shares of Common Stock into which such Series A Preferred Stock could have been converted immediately prior to such transaction if the holder of Common Stock failed to exercise any rights of election. The rights of the Series A Preferred Stock as preferred stock to the successor or resulting corporation will successively be subject to adjustment after any such transaction as nearly equivalent as practicable to the adjustments in existence prior to such transaction. Holding will not consummate any such merger, consolidation or similar transaction unless all then outstanding Series A Preferred Stock will be assumed and authorized by the successor or resulting corporation as provided above.

               (f) Upon the conversion of Series A Preferred Stock, no dividends thereon will be due or payable for any period unless previously declared, but not yet paid.

          4. Liquidation Preferences.

               (a) In the event of any liquidation of Holding, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of Holding available for distribution to shareholders an amount equal to $25 per share, plus accrued and unpaid dividends, if any, for the then-current monthly dividend period to the date of payment, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of Junior Stock. After payment of the full amount of such liquidating distributions, the holders of Series A Preferred Stock will not be entitled to any further participation in any distribution of the remaining assets of Holding.

               (b) In the event that the assets of Holding available for distribution to shareholders upon any liquidation of Holding, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series A Preferred. Stock and any Parity Stock, the holders of Series A Preferred Stock and Parity Stock shall share ratably in any distribution of assets of Holding in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

               (c) The merger or consolidation of Holding with or into any other entity, the merger or consolidation of any other entity with or into Holding, or the sale, lease or conveyance of all or substantially all of the property or business of Holding, shall not be deemed to constitute a liquidation of Holding within the meaning of this Section 4.

          5. Redemption

               (a) Holders of the Series A Preferred Stock will have no right to require Holding to redeem or repurchase the Series A Preferred Stock, and such shares are not subject to any sinking fund or similar obligation.

               (b) The Series A Preferred Stock will not be redeemable prior to July 1, 2002. On or after such date, the Series A Preferred Stock will be redeemable at the option of Holding, in whole or in part, at any time or from time to time, at the option of Holding upon not less than 30 nor more than 60 days’ notice by mail, at the redemption prices set forth below, during the 12-month periods beginning on July 1 of the years set forth below, plus accrued and unpaid dividends, if any, for the then-current dividend period to the date fixed for redemption.

Year
2002		$26.00
2003 2004	$ $	25.75 25.50
2005		$25.25
2006 and thereafter		$25.00

               (c) If less than all of the outstanding shares of the Series A Preferred Stock are to be redeemed at the option of Holding, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem fair and appropriate, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series A Preferred Stock may at the time be listed or eligible for quotation; provided that, the shares of a holder must be redeemable in full unless Holding obtains a ruling from the Puerto Rico Treasury Department or an opinion froth reputable counsel knowledgeable in Puerto Rico income tax matters to the effect that the redemption in part of the holder’s shares is not equivalent to a dividend tinder Puerto Rico law.

               (d) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to each holder of record of the Series A Preferred Stock to be redeemed, at their respective addresses appearing on the stock books of Holding. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received, and failure to duly give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock. Such notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be so redeemed from such holder; (iv) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that after such Redemption Date the shares to be redeemed shall not accrue dividends. If such notice is mailed as aforesaid, and if on or before the Redemption Date funds sufficient to redeem the shares called for redemption are set aside by Holding in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as stockholders of Holding shall cease, except the right to receive the redemption price, without interest, upon surrender of the certificate representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by Holding in such notice), the holders of record of such shares shall be entitled to receive the redemption price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

               (e) At its option, Holding may, on or prior to the Redemption Date; irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series A Preferred Stock to be redeemed with a bank or trust bank designated by Holding having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which Holding shall at that time maintain a transfer agent with respect to its capital stock, and having a combined capital surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the “Depository”), to be held in trust by the Depository for payment to the holders of the Series A Preferred Stock to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the Series A Preferred Stock to be redeemed, Holding shall thereupon be released and discharged (subject to the provisions described in the next paragraph) from any obligation to make payment of the amount payable upon redemption of the Series A Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depository for such payment.

               (f) Any funds remaining unclaimed at the end of two years from and after the Redemption Date in respect of which such funds were deposited shall be returned to Holding forthwith and thereafter the holders of the Series A Preferred Stock called for redemption with respect to which such funds were deposited shall look only to Holding for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depository shall belong to Holding and shall be paid to it from time to time on demand. Any of the Series A Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

          6. Voting Rights.

               (a) Except as expressly required by applicable law, or except as indicated below, the holders of the Series A Preferred Stock will not be entitled to receive notice of or attend or vote at any meeting of the stockholders of Holding.

               (b) If at the time of any annual meeting of Holding’s stockholders for the election of directors, Holding has failed to pay or declare and set aside for payment a monthly Dividend for each of the 18 preceding monthly dividend periods, the number of directors then constituting the Board of Directors of Holding shall be increased by one (if not already increased by one due to a default in preference dividends), and at such annual meeting the holders of the Series A Preferred Stock, along with the holders of any other series of Preferred Stock which may have voting rights due to Holding’s failure to pay dividends, will be entitled to elect such additional director to serve on Holding’s Board of Directors. Such director elected by the holders of the Series A Preferred Stock and any other Preferred Stock shall continue to serve as director until the earlier of (i) the full term for which he or she shall have been elected or (ii) the payment of 12 monthly Dividends.

               (c) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series A Preferred Stock and of the shares of any Parity Stock at the time outstanding, given in person or by proxy, either if writing or by a vote at a meeting called for the purpose at which the holders of Series A Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating any variation or abrogation of the powers, preferences, rights, privileges, qualifications, limitations and restrictions of the Series A Preferred Stock or any such other series of Parity Stock by way of amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation of Holding, or of any amendment or supplement thereto, or otherwise (including any certificate of amendment or any similar document relating to any series of Preferred Stock). Notwithstanding the foregoing, Holding may, without the consent or sanction of the holders of Series A Preferred Stock, authorize or issue capital stock of Holding ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series A Preferred Stock.

               (d) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series A Preferred Stock (and any other series of Parity Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a meeting called for the purpose at which the holders of Series A Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to aeries, shall be necessary to create, authorize or issue, or reclassify any authorized capital stock of Holding into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase. any shares of any class of stock of Holding ranking prior to both the Series A Preferred Stock and any other series of Parity Stock. Subject to the foregoing, Holding’s Certificate of Incorporation may be amended to increase the number of authorized shares of Preferred Stock without the vote of the holders of Preferred Stock, including the Series A Preferred Stock. No vote of the holders of the Series A Preferred Stock and any other series of Parity Stock will be required for I-folding to redeem or purchase and cancel the Series A Preferred Stock in accordance with the Holding’s Certificate of Incorporation.

          7. Re-acquired Shares. Series A Preferred Stock redeemed, or otherwise purchased or acquired by Holding shall be restored to the status of authorized but unissued shares of Preferred Stock without designation as to series.

EIGHTH

The Board of Directors has approved the issuance of shares of 7.25% Non-Cumulative Preferred Stock 1999 Series B, liquidation preference $25.00 per share, par value $1.00 per share. The Board of Directors of Holding has fixed the powers, preferences, rights and qualifications, limitations and restrictions as follows:

          1. Designation; Ranking.

               (a) The designation of such series of Preferred Stock shall be “7.25% Non-cumulative Monthly Income Preferred Stock, 1999 Series B” (hereinafter referred to as “Series B Preferred Stock”), and the number of shares constituting such series shall be 2,001,000, which number may be increased (but not above the total number of shares of authorized Preferred Stock) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) from time to time by the Board of Directors.

               b) The Series B Preferred Stock will, with respect to dividend rights and rights on liquidation, rank (i) senior to all classes of common stock of the Company, par value $1.00 per share (the “Common Stock”) and to all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank junior to the Series B Preferred Stock (or to all series of the Preferred Stock in general) as to dividends and the distribution of assets upon liquidation (the Common Stock, together with such other equity securities, being hereinafter referred to as “Junior Stock”); (ii) on a parity with the Company’s 7.125% Non-Cumulative, Convertible Preferred Stock, 1998 Series A and all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank on a parity to the Series B Preferred Stock as to dividends or the distribution of assets upon liquidation (“Parity Stock”); and (iii) junior to all equity securities issued by the Company the terms of which specifically provide that such equity securities will rank senior to the Series B Preferred Stock as to dividends or the distribution of assets upon liquidation. For this purpose, the term “equity securities” does not include debt securities convertible into or exchangeable for equity securities.

               (c) The Company may not issue capital stock ranking, as to dividend rights or rights on liquidation, senior to the Series B Preferred Stock except with the consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series B Preferred Stock and any series of Parity Stock at the time outstanding.

          2. Dividend Rights.

               (a) The holders of Series B Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Company, out of assets of the Company legally available therefore, cash dividends, accruing from the date of original issuance (the “Issue Date”) at the annual rate per share of 7.25 % of the liquidation preference of $25 per share (equivalent to $1.8125 per share per annum), (the “Dividends”), payable, when, as and if declared by the Board of Directors, monthly in arrears on the 15th day of each month (each monthly period ending on any such date being hereinafter referred to as a “dividend period”), at such annual rate. Dividends in each dividend period shall accrue from the first day of such period, whether or not declared or paid for the prior dividend period (except that the first Dividends payable after the Issue Date shall accrue from the Issue Date). Each declared Dividend shall be payable to holders of record as they appear at the close of business on the stock register of the Company on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company. Dividends (1) for any period other than a full dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months and (2) for each full dividend period, will be computed by dividing the annual dividend rate by 12.

               (b) Dividends shall be non-cumulative. The Company is not obligated or required to declare or pay Dividends, even if it has funds available for the payment of such dividends. If the Board of Directors of the Company or an authorized committee thereof does not declare a Dividend payable on a dividend payment date, then the holders of such Series B Preferred Stock shall have no right to receive a Dividend in respect of the dividend period ending on such dividend payment date, and the Company will have no obligation to pay a Dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on such Series B Preferred Stock or the Common Stock are declared for any future dividend period.

               (c) If all Dividends due and payable for each of the twelve previous monthly dividend periods (or such fewer dividend periods as there actually are) shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payments, or the Company has defaulted on the payment of the redemption price of any Series B Preferred Stock called for redemption, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by the Company (except by conversion into or exchange for other Junior Stock).

               (d) When Dividends and dividends upon any Parity Stock are not paid in full (or a sum sufficient for such full payment is not set apart), all dividends declared upon the Series B Preferred Stock and any Parity Stock will be declared pro rata so that the amount of Dividends and dividends upon the other series of capital stock will in all cases bear to each other the same ratio that full Dividends, for the then-current dividend period (which will not include any accumulation in respect of unpaid Dividends for prior dividend periods), and full dividends, including required or permitted accumulations, if any, on the Parity Stock, bear to each other.

               (e) Subject to any applicable laws and regulations, each Dividend payment will be made by U.S. dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder’s address as it appears on the register for such Series B Preferred Stock.

          3. Liquidation Preferences.

               (a) In the event of any liquidation of the Company, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to shareholders an amount equal to $25 per share, plus accrued and unpaid dividends, if any, for the then-current monthly dividend period to the date of payment, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of Junior Stock, After payment of the full amount of such liquidating distributions, the holders of Series B Preferred Stock will not be entitled to any further participation in any distribution of the remaining assets of the Company.

               (b) If the assets of the Company available for distribution to shareholders upon any liquidation of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series B Preferred Stock and any Parity Stock, the holders of Series B Preferred Stock and Parity Stock shall share ratably in any distribution of assets of the Company in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

               (c) The merger or consolidation of the Company with or into any other entity, the merger or consolidation of any other entity with or into the Company, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation of the Company within the meaning of this Section 3.

          4. No Maturity Date or Mandatory Redemption

               The Series B Preferred Stock will not mature on a specified date and is not subject to any mandatory redemption, sinking fund or similar obligation. Holders will have no right to require the Company to repurchase or redeem any shares of Series B Preferred Stock.

          5. Redemption

               (a) Holders of the Series B Preferred Stock will have no right to require the Company to redeem or repurchase the Series B Preferred Stock, and such shares are not subject to any sinking fund or similar obligation.

               (b) The Series B Preferred Stock will be redeemable, in whole or in part, after May 28, 2004, at the option of the Company, at any time or from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at the redemption prices set forth below, during the 12-month periods beginning on May 28 of the years set forth below, plus accrued and unpaid dividends, if any, for the then-current dividend period to the date fixed for redemption.

Year
2004	$26.00
2005	$25.50
2006 and thereafter	$25.00

               (c) If less than all of the outstanding shares of the Series B Preferred Stock are to be redeemed at the option of the Company, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors, and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem fair and appropriate, including any method to conform to any rule of regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series B Preferred Stock may at the time be listed or eligible for quotation; provided that, the shares of a holder must be redeemable in full unless the Company obtains a ruling from the Puerto Rico Treasury Department or an opinion from reputable counsel knowledgeable in Puerto Rico income tax matters to the effect that the redemption in part of the holder’s shares is not equivalent to a dividend under Puerto Rico law.

               (d) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to each holder of record of the Series B Preferred Stock to be redeemed, at their respective addresses appearing on the stock books of the Company. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received, and failure to duly give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Preferred Stock. Such notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series B Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be so redeemed from such holder; (iv) the place where certificates for such shares are to be surrendered for payment of the redemption price and (v) that after such Redemption Date the shares to be redeemed shall not accrue dividends. If such notice is mailed as aforesaid, and if on or before the Redemption Date funds sufficient to redeem the shares called for redemption are set aside by the Company in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as stockholders of the Company shall cease, except the right to receive the redemption price, without interest, upon surrender of the certificate representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by the Company in such notice), the holders of record of such shares shall be entitled to receive the redemption price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

               (e) At its option, the Company may, on or prior to the Redemption Date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series B Preferred Stock to be redeemed with a bank or trust bank designated by the Company having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Company shall at that time maintain a transfer agent with respect to its capital stock, and having a combined capital surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the “Depository”), to be held in trust by the Depository for payment to the holders of the Series B Preferred Stock to be redeemed. if such deposit is made and the funds so deposited are made immediately available to the holders of the Series B Preferred Stock to be redeemed, the Company shall thereupon be released and discharged (subject to the provisions described in the next paragraph) from any obligation to make payment of the amount payable upon redemption of the Series B Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depository for such payment.

               (f) Any funds remaining unclaimed at the end of two years from and after the Redemption Date in respect of which such funds were deposited shall be returned to the Company forthwith and thereafter the holders of the Series B Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Company for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depository shall belong to the Company and shall be paid to it from time to time on demand. Any of the Series B Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

          6. Voting Rights.

               (a) Except as expressly required by applicable law, or except as indicated below, the holders of the Series B Preferred Stock will not be entitled to receive notice of, or attend or vote at, any meeting of the stockholders of the Company.

               (b) If at the time of any annual meeting of the Company’s stockholders for the election of directors, the Company has failed to pay or declare and set aside for payment a monthly Dividend for each of the 18 preceding monthly dividend periods, the number of directors then constituting the Board of Directors of the Company shall be increased by one (if not already increased by one due to a default in preference dividends), and at such annual meeting the holders of the Series B Preferred Stock, along with the holders of any other series of Preferred Stock which may have voting rights due to the Company’s failure to pay dividends, will be entitled to elect such additional director to serve on the Company’s Board of Directors. Such director elected by the holders of the Series B Preferred Stock and any other Preferred Stock shall continue to serve as director until the earlier of (i) the full term for which he or she shall have been elected or (ii) the payment of twelve consecutive monthly Dividends.

               (c) Unless the vote or consent of the holders of a greater number of shares is then required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series B Preferred Stock and of the shares of any Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series B Preferred Stock and any such other series of Parity Stock will vote together as a single class without regard to series, will be necessary for authorizing, effecting or validating any variation or abrogation of the powers, preferences, rights, privileges, qualifications, limitations and restrictions of the Series B Preferred Stock or any such other series of Parity Stock by way of amendment, alteration or repeal of any of the provisions of the Charter of the Company, or of any amendment or supplement thereto, otherwise (including any certificate of amendment or any similar document relating to any series of Company preferred stock). Notwithstanding the foregoing, the Company may, without the consent or sanction of the holders of Series B Preferred Stock, authorize or issue capital stock of the Company ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series B Preferred Stock.

               (d) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series B Preferred Stock and any other series of Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series B Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to series, shall be necessary to create, authorize or issue, or reclassify any authorized capital stock of the Company into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class of stock of the Company ranking prior to both the Series B Preferred Stock and any other series of Parity Stock. Subject to the foregoing, the Company’s Charter may be amended to increase the number of authorized shares of Preferred Stock without the vote of the holders of Preferred Stock, including the Series B Preferred Stock. No vote of the holders of the Series B Preferred Stock and any other series of Parity Stock will be required for the Company to redeem or purchase and cancel the Series B Preferred Stock in accordance with the Charter or this Certificate of Corporate Resolution for the Series B Preferred Stock.

          7. Re-acquired Shares. Series B Preferred Stock redeemed, or otherwise purchased or acquired by the Company shall be restored to the status of authorized but unissued shares of Preferred Stock without designation as to series.

NINTH

The Board of Directors has approved the issuance of 7.60% Non-cumulative Preferred Stock, 2001 Series C, liquidation preference $25 per share, par value $1.00 per share, of the Company and fixes the designation of such 7.60% Non-cumulative Monthly Income Preferred Stock, 2001 Series C, liquidation preference $25 per share, and the powers, preferences, rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Charter, as follows:

          1. Designation; Ranking.

               (a) The designation of such series of Preferred Stock shall be “7.60% Non-cumulative Monthly Income Preferred Stock, 2001 Series C” (hereinafter referred to as “Series C Preferred Stock”), and the number of shares constituting such series shall be 2,208,000, which number may be increased (but not above the total number of shares of authorized Preferred Stock) or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) from time to time by the Board of Directors.

               (b) The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, rank (i) senior to all classes of common stock of the Company, par value $1.00 per share (the “Common Stock”) and to all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank junior to the Series C Preferred Stock (or to all series of the Preferred Stock in general) as to dividends and the distribution of assets upon liquidation (the Common Stock, together with such other equity securities, being hereinafter referred to as “Junior Stock”); (ii) on a parity with the Company’s 7.125% Non-Cumulative, Convertible Preferred Stock, Series A and the Company’s 7.25% Non-cumulative Monthly Income Preferred Stock, 1999 Series B and all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank on a parity to the Series C Preferred Stock as to dividends or the distribution of assets upon liquidation (“Parity Stock”); and (iii) junior to all equity securities issued by the Company the terms of which specifically provide that such equity securities will rank senior to the Series C Preferred Stock as to dividends or the distribution of assets upon liquidation. For this purpose, the term “equity securities” does not include debt securities convertible into or exchangeable for equity securities.

               (c) The Company may not issue capital stock ranking, as to dividend rights or rights on liquidation, senior to the Series C Preferred Stock except with the consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series C Preferred Stock and any series of Parity Stock at the time outstanding.

          2. Dividend Rights.

               (a) The holders of Series C Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Company, out of assets of the Company legally available therefore, cash dividends, accruing from the date of original issuance (the “Issue Date”) at the annual rate per share of 7.60% of the liquidation preference of $25 per share (equivalent to $1.90 per share per annum) (the “Dividends”), payable, when, as and if declared by the Board of Directors, monthly in arrears on the 15th day of each month (each monthly period ending on any such date being hereinafter referred to as a “dividend period”), at such annual rate. Dividends in each dividend period shall accrue from the first day of such period, whether or not declared or paid for the prior dividend period (except that the first Dividends payable after the Issue Date shall accrue from the Issue Date). Each declared Dividend shall be payable to holders of record as they appear at the close of business on the stock register of the Company on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company. Dividends (i) for any period other than a full dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months and (2) for each full dividend period, will be computed by dividing the annual dividend rate by 12.

               (b) Dividends shall be non-cumulative. The Company is not obligated or required to declare or pay Dividends, even if it has funds available for the payment of such dividends. If the Board of Directors of the Company or an authorized committee thereof does not declare a Dividend payable on a dividend payment date, then the holders of such Series C Preferred Stock shall have no right to receive a Dividend in respect of the dividend period ending on such dividend payment date, and the Company will have no obligation to pay a Dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on such Series C Preferred Stock or the Common Stock are declared for any future dividend period.

               (c) If all Dividends due and payable for each of the twelve previous monthly dividend periods (or such fewer dividend periods as there actually are) shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payments, or the Company has defaulted on the payment of the redemption price of any Series C Preferred Stock called for redemption, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by the Company (except by conversion into or exchange for other Junior Stock).

               (d) When Dividends and dividends upon any Parity Stock are not paid in full (or a sum sufficient for such full payment is not set apart), all dividends declared upon the Series C Preferred Stock and any Parity Stock will be declared pro rata so that the amount of Dividends and dividends upon the other series of capital stock will in all cases bear to each other the same ratio that full Dividends, for the then-current dividend period (which will not include any accumulation in respect of unpaid Dividends for prior dividend periods), and full dividends, including required or permitted accumulations, if any, on the Parity Stock, bear to each other.

               (e) Subject to any applicable laws and regulations, each Dividend payment will be made by U.S. dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder’s address as it appears on the register for such Series C Preferred Stock.

          3. Liquidation Preferences.

               (a) In the event of any liquidation of the Company, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to shareholders an amount equal to $25 per share, plus accrued and unpaid dividends, if any, for the then-current monthly dividend period to the date of payment, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of Junior Stock. After payment of the full amount of such liquidating distributions, the holders of Series C Preferred Stock will not be entitled to any further participation in any distribution of the remaining assets of the Company.

               (b) If the assets of the Company available for distribution to shareholders upon any liquidation of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series C Preferred Stock and any Parity Stock, the holders of Series C Preferred Stock and Parity Stock shall share ratably in any distribution of assets of the Company in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

               (c) The merger or consolidation of the Company with or into any other entity, the merger or consolidation of any other entity with or into the Company, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation of the Company within the meaning of this Section 3.

          4. No Maturity Date or Mandatory Redemption.

          The Series C Preferred Stock will not mature on a specified date and is not subject to any mandatory redemption, sinking fund or similar obligation. Holders will have no right to require the Company to repurchase or redeem any shares of Series C Preferred Stock.

          5. Redemption.

               (a) Holders of the Series C Preferred Stock will have no right to require the Company to redeem or repurchase the Series C Preferred Stock and such shares are not subject to any sinking fund or similar obligation.

               (b) The Series C Preferred Stock will not be redeemable, in whole or in part, before March 30, 2006. After March 30, 2006, the Series C Preferred Stock will be redeemable at the option of the Company, at any time or from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at the following redemption prices, plus accrued and unpaid dividends, if any, for the then-current dividend period to the date fixed for redemption:

Redemption
Year	Price
2006	$25.50
2007	$25.25
2008 and thereafter	$25.00

               (c) If less than all of the outstanding shares of the Series C Preferred Stock are to be redeemed at the option of the Company, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors, and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem fair and appropriate, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series C Preferred Stock may at the time be listed or eligible for quotation; provided that, the shares of a holder must be redeemable in full unless the Company obtains a ruling from the Puerto Rico Treasury Department or an opinion from reputable counsel knowledgeable in Puerto Rico income tax matters to the effect that the redemption in part of the holder’s shares is not equivalent to a dividend under Puerto Rico law.

               (d) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to each holder of record of the Series C Preferred Stock to be redeemed, at their respective addresses appearing on the stock books of the Company. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received, and failure to duly give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock. Such notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series C Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be so redeemed from such holder; (iv) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that after such Redemption Date the shares to be redeemed shall not accrue dividends. If such notice is mailed as aforesaid, and if on or before the Redemption Date funds sufficient to redeem the shares called for redemption are set aside by the Company in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as stockholders of the Company shall cease, except the right to receive the redemption price, without interest, upon surrender of the certificate representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by the Company in such notice), the holders of record of such shares shall be entitled to receive the redemption price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

               (e) At its option, the Company may, on or prior to the Redemption Date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series C Preferred Stock to be redeemed with a bank or trust bank designated by the Company having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Company shall at that time maintain a transfer agent with respect to its capital stock, and having a combined capital surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the “Depository”), to be held in trust by the Depository for payment to the holders of the Series C Preferred Stock to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the Series C Preferred Stock to be redeemed, the Company shall thereupon be released and discharged (subject to the provisions described in the next paragraph) from any obligation to make payment of the amount payable upon redemption of the Series C Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depository for such payment.

               (f) Any funds remaining unclaimed at the end of two years from and after the Redemption Date in respect of which such funds were deposited shall be returned to the Company forthwith and thereafter the holders of the Series C Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Company for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depository shall belong to the Company and shall be paid to it from time to time on demand. Any of the Series C Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

               (g) To the extent required to have the Series C Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series C Preferred Stock may not be redeemed by the Company without the prior consent of the Board of Governors of the Federal Reserve System.

          6. Voting Rights.

               (a) Except as expressly required by applicable law, or except as indicated below, the holders of the Series C Preferred Stock will not be entitled to receive notice of, or attend or vote at, any meeting of the stockholders of the Company.

               (b) If at the time of any annual meeting of the Company’s stockholders for the election of directors, the Company has failed to pay or declare and set aside for payment a monthly Dividend for each of the 18 preceding monthly dividend periods, the number of directors then constituting the Board of Directors of the Company shall be increased by one (if not already increased by one due to a default in preference dividends), and at such annual meeting the holders of the Series C Preferred Stock, along with-the holders of any other series of Preferred Stock which may have voting rights due to the Company’s failure to pay dividends, will be entitled to elect such additional director to serve on the Company’s Board of Directors. Such director elected by the holders of the Series C Preferred Stock and any other Preferred Stock shall continue to serve as director until the earlier of (i) the full term for which he or she shall have been elected or (ii) the payment of twelve consecutive monthly Dividends.

               (c) Unless the vote or consent of the holders of a greater number of shares is then required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series C Preferred Stock and of the shares of any Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series C Preferred Stock and any such other series of Parity Stock will vote together as a single class without regard to series, will be necessary for authorizing, effecting or validating any variation or abrogation of the powers, preferences, rights, privileges, qualifications, limitations and restrictions of the Series C Preferred Stock or any such other series of Parity Stock by way of amendment, alteration or repeal of any of the provisions of the Charter of the Company, or of any amendment or supplement thereto, or otherwise (including any certificate of amendment or any similar document relating to any series of Company preferred stock). Notwithstanding the foregoing, the Company may, without the consent or sanction of the holders of Series C Preferred Stock, authorize or issue capital stock of the Company ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series C Preferred Stock.

               (d) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series C Preferred Stock and any other series of Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series C Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to series, shall be necessary to create, authorize or issue, or reclassify any authorized capital stock of the Company into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class of stock of the Company ranking prior to both the Series C Preferred Stock and any other series of Parity Stock. Subject to the foregoing, the Company’s Charter may be amended to increase the number of authorized shares of Preferred Stock without the vote of the holders of Preferred Stock, including the Series C Preferred Stock. No vote of the holders of the Series C Preferred Stock and any other series of Parity Stock will be required for the Company to redeem or purchase and cancel the Series C Preferred Stock in accordance with the Charter or this Certificate of Corporate Resolution for the Series C Preferred Stock.

          7. Conversion. The Series C Preferred Stock will not be convertible into or exchangeable for any other securities of the Company.

          8. Replacement or Lost Certificates. If any certificate for a share of Series C Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, subject to compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Company in connection with the request, as the Board of Directors of the Company may determine.

          9. No Preemptive Rights. Holders of Series C Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Company.

TENTH

     The Board of Directors has approved the issuance of 7.40% Noncumulative Monthly Income Preferred Stock, 2001 Series D, liquidation preference $25 per share, par value $1.00 per share of the Company and fixes the designation of such 7.40% Noncumulative Monthly Income Preferred Stock, 2001 Series D, liquidation preference $25 per share, and the powers, preferences, rights and qualifications, limitations and restrictions thereof, in addition to those set forth in the Charter, as follows:

          1. Designation; Ranking.

               (a) The designation of such series of Preferred Stock shall be 7.40% Noncumulative Monthly Income Preferred Stock, 2001 Series D” (hereinafter referred to as “Series D Preferred Stock”), and the number of shares constituting such series shall be 1,792,000, which number may be increased (but not above the total number of shares of authorized Preferred Stock) or decreased (but not below the number of shares of Series D Preferred Stock then outstanding) from time to time by the Board of Directors.

               (b) The Series D Preferred Stock will, with respect to dividend rights and rights on liquidation, rank (i) senior to all classes of common stock of the Company, par value $1.00 per share (the “Common Stock”) and to all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank junior to the Series D Preferred Stock (or to all series of the Preferred Stock in general) as to dividends and the distribution of assets upon liquidation (the Common Stock, together with such other equity securities, being hereinafter referred to as “Junior Stock”); (ii) on a parity with the Company’s 7.125% Non-Cumulative, Convertible Preferred Stock, Series A, the Company’s 7.25% Noncumulative Monthly Income Preferred Stock, 1999 Series B, and the Company’s 7.60% Noncumulative Monthly Income Preferred Stock, 2001 Series C, and all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank on a parity to the Series D Preferred Stock as to dividends or the distribution of assets upon liquidation (“Parity Stock”); and (iii) junior to all equity securities issued by the Company the terms of which specifically provide that such equity securities will rank senior to the Series D Preferred Stock as to dividends or the distribution of assets upon liquidation. For this purpose, the term “equity securities” does not include debt securities convertible into or exchangeable for equity securities.

               (c) The Company may not issue capital stock ranking, as to dividend rights or rights on liquidation, senior to the Series D Preferred Stock except with the consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series D Preferred Stock and any series of Parity Stock at the time outstanding.

          2. Dividend Rights.

               (a) The holders of Series D Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Company, out of assets of the Company legally available therefore, cash dividends, accruing from the date of original issuance (the “Issue Date”) at the annual rate per share of 7.40% of the liquidation preference of $25 per share (equivalent to $1.85 per share per annum) (the “Dividends”), payable, when, as and if declared by the Board of Directors, monthly in arrears on the 15th day of each month (each monthly period ending on any such date being hereinafter referred to as a “dividend period”), at such annual rate. Dividends in each dividend period shall accrue from the first day of such period, whether or not declared or paid for the prior dividend period (except that the first Dividends payable after the Issue Date shall accrue from the Issue Date). Each declared Dividend shall be payable to holders of record as they appear at the close of business on the stock register of the Company on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company. Dividends (1) for any period other than a full dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months and (2) for each full dividend period, will be computed by dividing the annual dividend rate by 12.

               (b) Dividends shall be noncumulative. The Company is not obligated or required to declare or pay Dividends, even if it has funds available for the payment of such dividends. If the Board of Directors of the Company or an authorized committee thereof does not declare a Dividend payable on a dividend payment date, then the holders of such Series D Preferred Stock shall have no right to receive a Dividend in respect of the dividend period ending on such dividend payment date, and the Company will have no obligation to pay a Dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on such Series D Preferred Stock or the Common Stock are declared for any future dividend period.

               (c) If all Dividends due and payable for each of the twelve previous monthly dividend periods (or such fewer dividend periods as there actually are) shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payments, or the Company has defaulted on the payment of the redemption price of any Series D Preferred Stock called for redemption, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by the Company (except by conversion into or exchange for other Junior Stock).

               (d) When Dividends and dividends upon any Parity Stock are not paid in full (or a sum sufficient for such full payment is not set apart), all dividends declared upon the Series D Preferred Stock and any Parity Stock will be declared pro rata so that the amount of Dividends and dividends upon the other series of capital stock will in all cases bear to each other the same ratio that full Dividends, for the then-current dividend period (which will not include any accumulation in respect of unpaid Dividends for prior dividend periods), and full dividends, including required or permitted accumulations, if any, on the Parity Stock, bear to each other.

               (e) Subject to any applicable laws and regulations, each Dividend payment will be made by U.S. dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder’s address as it appears on the register for such Series D Preferred Stock.

          3. Liquidation Preferences.

               (a) In the event of any liquidation of the Company, whether voluntary or involuntary, the holders of Series D Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to shareholders an amount equal to $25 per share, plus accrued and unpaid dividends, if any, for the then-current monthly dividend period to the date of payment, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of Junior Stock. After payment of the full amount of such liquidating distributions, the holders of Series D Preferred Stock will not be entitled to any further participation in any distribution of the remaining assets of the Company.

               (b) If the assets of the Company available for distribution to shareholders upon any liquidation of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series D Preferred Stock and any Parity Stock, the holders of Series D Preferred Stock and Parity Stock shall share ratably in any distribution of assets of the Company in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

               (c) The merger or consolidation of the Company with or into any other entity, the merger or consolidation of any other entity with or into the Company, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation of the Company within the meaning of this Section 3.

          4. No Maturity Date or Mandatory Redemption.

          The Series D Preferred Stock will not mature on a specified date and is not subject to any mandatory redemption, sinking fund or similar obligation. Holders will have no right to require the Company to repurchase or redeem any shares of Series D Preferred Stock.

          5. Redemption.

               (a) Holders of the Series D Preferred Stock will have no right to require the Company to redeem or repurchase the Series D Preferred Stock and such shares are not subject to any sinking fund or similar obligation.

               (b) The Series D Preferred Stock will be redeemable, in whole or in part after August 1, 2006, at the option of the Company, at any time or from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at the following redemption prices, plus accrued and unpaid dividends, if any, for the then-current dividend period to the date fixed for redemption:

Redemption
Year	Price
2006	$25.50
2007	$25.25
2008 and thereafter	$25.00

               (c) If less than all of the outstanding shares of the Series D Preferred Stock are to be redeemed at the option of the Company, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors, and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem fair and appropriate, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series D Preferred Stock may at the time be listed or eligible for quotation; provided that, the shares of a holder must be redeemable in full unless the Company obtains a ruling from the Puerto Rico Treasury Department or an opinion from reputable counsel knowledgeable in Puerto Rico income tax matters to the effect that the redemption in part of the holder’s shares is not equivalent to a dividend under Puerto Rico law.

               (d) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to each holder of record of the Series D Preferred Stock to be redeemed, at their respective addresses appearing on the stock books of the Company. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received, and failure to duly give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series D Preferred Stock. Such notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series D Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be so redeemed from such holder; (iv) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that after such Redemption Date the shares to be redeemed shall not accrue dividends. If such notice is mailed as aforesaid, and if on or before the Redemption Date funds sufficient to redeem the shares called for redemption are set aside by the Company in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as stockholders of the Company shall cease, except the right to receive the redemption price, without interest, upon surrender of the certificate representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by the Company in such notice), the holders of record of such shares shall be entitled to receive the redemption price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

               (e) At its option, the Company may, on or prior to the Redemption Date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series D Preferred Stock to be redeemed with a bank or trust bank designated by the Company having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Company shall at that time maintain a transfer agent with respect to its capital stock, and having a combined capital surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the “Depository”), to be held in trust by the Depository for payment to the holders of the Series D Preferred Stock to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the Series D Preferred Stock to be redeemed, the Company shall thereupon be released and discharged (subject to the provisions described in the next paragraph) from any obligation to make payment of the amount payable upon redemption of the Series D Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depository for such payment.

               (f) Any funds remaining unclaimed at the end of two years from and after the Redemption Date in respect of which such funds were deposited shall be returned to the Company forthwith and thereafter the holders of the Series D Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Company for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depository shall belong to the Company and shall be paid to it from time to time on demand. Any of the Series D Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

               g) To the extent required to have the Series D Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series D Preferred Stock may not be redeemed by the Company without the prior consent of the Board of Governors of the Federal Reserve System.

          6. Voting Rights.

               a) Except as expressly required by applicable law, or except as indicated below, the holders of the Series D Preferred Stock will not be entitled to receive notice of, or attend or vote at, any meeting of the stockholders of the Company.

               b) If at the time of any annual meeting of the Company’s stockholders for the election of directors, the Company has failed to pay or declare and set aside for payment a monthly Dividend for each of the 18 preceding monthly dividend periods, the number of directors then constituting the Board of Directors of the Company shall be increased by one (if not already increased by one due to a default in preference dividends), and at such annual meeting the holders of the Series D Preferred Stock, along with the holders of any other series of Preferred Stock which may have voting rights due to the Company’s failure to pay dividends, will be entitled to elect such additional director to serve on the Company’s Board of Directors. Such director elected by the holders of the Series D Preferred Stock and any other Preferred Stock shall continue to serve as director until the earlier of (i) the full term for which he or she shall have been elected or (ii) the payment of twelve consecutive monthly Dividends.

               c) Unless the vote or consent of the holders of a greater number of shares is then required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series D Preferred Stock and of the shares of any Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series D Preferred Stock and any such other series of Parity Stock will vote together as a single class without regard to series, will be necessary for authorizing, effecting or validating any variation or abrogation of the powers, preferences, rights, privileges, qualifications, limitations and restrictions of the Series D Preferred Stock or any such other series of Parity Stock by way of amendment, alteration or repeal of any of the provisions of the Charter of the Company, or of any amendment or supplement thereto, or otherwise (including any certificate of amendment or any similar document relating to any series of Company preferred stock). Notwithstanding the foregoing, the Company may, without the consent or sanction of the holders of Series D Preferred Stock, authorize or issue capital stock of the Company ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series D Preferred Stock.

               d) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series D Preferred Stock and any other series of Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series D Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to series, shall be necessary to create, authorize or issue, or reclassify any authorized capital stock of the Company into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class of stock of the Company ranking prior to both the Series D Preferred Stock and any other, series of Parity Stock. Subject to the foregoing, the Company’s Charter may be amended to increase the number of authorized shares of Preferred Stock without the vote of the holders of Preferred Stock, including the Series D Preferred Stock. No vote of the holders of the Series D Preferred Stock and any other series of Parity Stock will be required for the Company to redeem or purchase and cancel the Series D Preferred Stock in accordance with the Charter or this Certificate 31 of Corporate Resolution for the Series D Preferred Stock.

          7. Conversion. The Series D Preferred Stock will not be convertible into or exchangeable for any other securities of the Company.

          8. Replacement or Lost Certificates. If any certificate for a share of Series D Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, subject to compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Company in connection with the request, as the Board of Directors of the Company may determine.

          9. No Preemptive Rights. Holders of Series D Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Company.

ELEVENTH

          The Board of Directors has approved the issuance of 6.875% Noncumulative Monthly Income Preferred Stock, 2002 Series E, liquidation preference $25 per share, par value $1.00 per share, of the Company and fixes the designation of such 6.875% Noncumulative Monthly Income Preferred Stock, 2002 Series E, liquidation preference $25 per share, and the powers, preferences, rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Charter, as follows:

1. Designation; Ranking.

          (a) The designation of such series of Preferred Stock shall be “6.875% Noncumulative Monthly Income Preferred Stock, 2002 Series E” (hereinafter referred to as “Series E Preferred Stock”), and the number of shares constituting such series shall be 1,725,0000, which number may be increased (but not above the total number of shares of authorized Preferred Stock) or decreased (but not below the number of shares of Series E Preferred Stock then outstanding) from time to time by the Board of Directors.

          (b) The Series E Preferred Stock will, with respect to dividend rights and rights on liquidation, rank (i) senior to all classes of common stock of the Company, par value $1.00 per share (the “Common Stock”) and to all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank junior to the Series E Preferred Stock (or to all series of the Preferred Stock in general) as to dividends and the distribution of assets upon liquidation (the Common Stock, together with such other equity securities, being hereinafter referred to as “Junior Stock”); (ii) on a parity with the Company’s 7.125% Non-Cumulative, Convertible Preferred Stock, Series A, the Company’s 7.25% Noncumulative Monthly Income Preferred Stock, 1999 Series B, the Company’s 7.60% Noncumulative Monthly Income Preferred Stock, 2001 Series C, and the Company’s 7.40% Noncumulative Monthly Income Preferred Stock, 2001 Series D, and all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank on a parity to the Series E Preferred Stock as to dividends or the distribution of assets upon liquidation (“Parity Stock”); and (iii) junior to all equity securities issued by the Company the terms of which specifically provide that such equity securities will rank senior to the Series E Preferred Stock as to dividends or the distribution of assets upon liquidation. For this purpose, the term “equity securities” does not include debt securities convertible into or exchangeable for equity securities.

          (c) The Company may not issue capital stock ranking, as to dividend rights or rights on liquidation, senior to the Series E Preferred Stock except with the consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series E Preferred Stock and any series of Parity Stock at the time outstanding.

2. Dividend Rights.

          (a) The holders of Series E Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Company, out of assets of the Company legally available therefore, cash dividends, accruing from the date of original issuance (the “Issue Date”) at the annual rate per share of 6.875% of the liquidation preference of $25 per share (equivalent to $1.71875 per share per annum) (the “Dividends”), payable, when, as and if declared by the Board of Directors, monthly in arrears on the 15th day of each month (each monthly period ending on any such date being hereinafter referred to as a “dividend period”), at such annual rate. Dividends in each dividend period shall accrue from the first day of such period, whether or not declared or paid for the prior dividend period (except that the first Dividends payable after the Issue Date shall accrue from the Issue Date). Each declared Dividend shall be payable to holders of record as they appear at the close of business on the stock register of the Company on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company. Dividends (1) for any period other than a full dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months and (2) for each full dividend period, will be computed by dividing the annual dividend rate by 12.

          (b) Dividends shall be noncumulative. The Company is not obligated or required to declare or pay Dividends, even if it has funds available for the payment of such dividends. If the Board of Directors of the Company or an authorized committee thereof does not declare a Dividend payable on a dividend payment date, then the holders of such Series E Preferred Stock shall have no right to receive a Dividend in respect of the dividend period ending on such dividend payment date, and the Company will have no obligation to pay a Dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on such Series E Preferred Stock or the Common Stock are declared for any future dividend period.

          (c) If all Dividends due and payable for each of the twelve previous monthly dividend periods (or such fewer dividend periods as there actually are) shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payments, or the Company has defaulted on the payment of the redemption price of any Series E Preferred Stock called for redemption, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by the Company (except by conversion into or exchange for other Junior Stock).

          (d) When Dividends and dividends upon any Parity Stock are not paid in full (or a sum sufficient for such full payment is not set apart), all dividends declared upon the Series E Preferred Stock and any Parity Stock will be declared pro rata so that the amount of Dividends and dividends upon the other series of capital stock will in all cases bear to each other the same ratio that full Dividends, for the then-current dividend period (which will not include any accumulation in respect of unpaid Dividends for prior dividend periods), and full dividends, including required or permitted accumulations, if any, on the Parity Stock, bear to each other.

          (e) Subject to any applicable laws and regulations, each Dividend payment will be made by U.S. dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder’s address as it appears on the register for such Series E Preferred Stock.

3. Liquidation Preferences.

          (a) In the event of any liquidation of the Company, whether voluntary or involuntary, the holders of Series E Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to shareholders an amount equal to $25 per share, plus accrued and unpaid dividends, if any, for the then-current monthly dividend period to the date of payment, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of Junior Stock. After payment of the full amount of such liquidating distributions, the holders of Series E Preferred Stock will not be entitled to any further participation in any distribution of the remaining assets of the Company.

          (b) If the assets of the Company available for distribution to shareholders upon any liquidation of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series E Preferred Stock and any Parity Stock, the holders of Series E Preferred Stock and Parity Stock shall share ratably in any distribution of assets of the Company in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c) The merger or consolidation of the Company with or into any other entity, the merger or consolidation of any other entity with or into the Company, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation of the Company within the meaning of this Section 3.

4. No Maturity Date or Mandatory Redemption.

          The Series E Preferred Stock will not mature on a specified date and is not subject to any mandatory redemption, sinking fund or similar obligation. Holders will have no right to require the Company to repurchase or redeem any shares of Series E Preferred Stock.

5. Redemption.

          (a) Holders of the Series E Preferred Stock will have no right to require the Company to redeem or repurchase the Series E Preferred Stock and such shares are not subject to any sinking fund or similar obligation.

          (b) The Series E Preferred Stock will not be redeemable, in whole or in part, before October 31, 2007. After October 31, 2007, the Series E Preferred Stock will be redeemable at the option of the Company, at any time or from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at the following redemption prices, plus accrued and unpaid dividends, if any, for the then-current dividend period to the date fixed for redemption:

Redemption
Year	Price
2007	$25.50
2008	$25.25
2009 and thereafter	$25.00

          (c) If less than all of the outstanding shares of the Series E Preferred Stock are to be redeemed at the option of the Company, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors, and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem fair and appropriate, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series E Preferred Stock may at the time be listed or eligible for quotation; provided that, the shares of a holder must be redeemable in full unless the Company obtains a ruling from the Puerto Rico Treasury Department or an opinion from reputable counsel knowledgeable in Puerto Rico income tax matters to the effect that the redemption in part of the holder’s shares is not equivalent to a dividend under Puerto Rico law.

          (d) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to each holder of record of the Series E Preferred Stock to be redeemed, at their respective addresses appearing on the stock books of the Company. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received, and failure to duly give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series E Preferred Stock. Such notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series E Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be so redeemed from such holder; (iv) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that after such Redemption Date the shares to be redeemed shall not accrue dividends. If such notice is mailed as aforesaid, and if on or before the Redemption Date funds sufficient to redeem the shares called for redemption are set aside by the Company in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as stockholders of the Company shall cease, except the right to receive the redemption price, without interest, upon surrender of the certificate representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by the Company in such notice), the holders of record of such shares shall be entitled to receive the redemption price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

          (e) At its option, the Company may, on or prior to the Redemption Date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series E Preferred Stock to be redeemed with a bank or trust bank designated by the Company having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Company shall at that time maintain a transfer agent with respect to its capital stock, and having a combined capital surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the “Depository”), to be held in trust by the Depository for payment to the holders of the Series E Preferred Stock to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the Series E Preferred Stock to be redeemed, the Company shall thereupon be released and discharged (subject to the provisions described in the next paragraph) from any obligation to make payment of the amount payable upon redemption of the Series E Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depository for such payment.

          (f) Any funds remaining unclaimed at the end of two years from and after the Redemption Date in respect of which such funds were deposited shall be returned to the Company forthwith and thereafter the holders of the Series E Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Company for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depository shall belong to the Company and shall be paid to it from time to time on demand. Any of the Series E Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

          (g) To the extent required to have the Series E Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series E Preferred Stock may not be redeemed by the Company without the prior consent of the Board of Governors of the Federal Reserve System.

6. Voting Rights.

          (a) Except as expressly required by applicable law, or except as indicated below, the holders of the Series E Preferred Stock will not be entitled to receive notice of, or attend or vote at, any meeting of the stockholders of the Company.

          (b) If at the time of any annual meeting of the Company’s stockholders for the election of directors, the Company has failed to pay or declare and set aside for payment a monthly Dividend for each of the 18 preceding monthly dividend periods, the number of directors then constituting the Board of Directors of the Company shall be increased by one (if not already increased by one due to a default in preference dividends), and at such annual meeting the holders of the Series E Preferred Stock, along with the holders of any other series of Preferred Stock which may have voting rights due to the Company’s failure to pay dividends, will be entitled to elect such additional director to serve on the Company’s Board of Directors. Such director elected by the holders of the Series E Preferred Stock and any other Preferred Stock shall continue to serve as director until the earlier of (i) the full term for which he or she shall have been elected or (ii) the payment of twelve consecutive monthly Dividends.

          (c) Unless the vote or consent of the holders of a greater number of shares is then required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series

E Preferred Stock and of the shares of any Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series E Preferred Stock and any such other series of Parity Stock will vote together as a single class without regard to series, will be necessary for authorizing, effecting or validating any variation or abrogation of the powers, preferences, rights, privileges, qualifications, limitations and restrictions of the Series E Preferred Stock or any such other series of Parity Stock by way of amendment, alteration or repeal of any of the provisions of the Charter of the Company, or of any amendment or supplement thereto, or otherwise (including any certificate of amendment or any similar document relating to any series of Company preferred stock). Notwithstanding the foregoing, the Company may, without the consent or sanction of the holders of Series E Preferred Stock, authorize or issue capital stock of the Company ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series E Preferred Stock.

          (d) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series E Preferred Stock and any other series of Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series E Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to series, shall be necessary to create, authorize or issue, or reclassify any authorized capital stock of the Company into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class of stock of the Company ranking prior to both the Series E Preferred Stock and any other series of Parity Stock. Subject to the foregoing, the Company’s Charter may be amended to increase the number of authorized shares of Preferred Stock without the vote of the holders of Preferred Stock, including the Series E Preferred Stock. No vote of the holders of the Series E Preferred Stock and any other series of Parity Stock will be required for the Company to redeem or purchase and cancel the Series E Preferred Stock in accordance with the Charter or this Certificate of Corporate Resolution for the Series E Preferred Stock.

7. Conversion. The Series E Preferred Stock will not be convertible into or exchangeable for any other securities of the Company.

8. Replacement or Lost Certificates. If any certificate for a share of Series E Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, subject to compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Company in connection with the request, as the Board of Directors of the Company may determine.

9. No Preemptive Rights. Holders of Series E Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Company.

TWELFTH

          The Board of Directors has approved the issuance of 6.70% Noncumulative Monthly Income Preferred Stock, 2003 Series F, liquidation preference $25 per share, par value $1.00 per share, of the Company and fixes the designation of such 6.70% Noncumulative Monthly Income Preferred Stock, 2003 Series F, liquidation preference $25 per share, and the powers, preferences, rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Charter, as follows:

          1. Designation; Ranking.

          (a) The designation of such series of Preferred Stock shall be “6.70% Noncumulative Monthly Income Preferred Stock, 2003 Series F” (hereinafter referred to as “Series F Preferred Stock”), and the number of shares constituting such series shall be 4,232,000, which number may be increased (but not above the total number of shares of authorized Preferred Stock) or decreased (but not below the number of shares of Series F Preferred Stock then outstanding) from time to time by the Board of Directors.

          (b) The Series F Preferred Stock will, with respect to dividend rights and rights on liquidation, rank (i) senior to all classes of common stock of the Company, par value $1.00 per share (the “Common Stock”) and to all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank junior to the Series F Preferred Stock (or to all series of the Preferred Stock in general) as to dividends and the distribution of assets upon liquidation (the Common Stock, together with such other equity securities, being hereinafter referred to as “Junior Stock”); (ii) on a parity with the Company’s 7.125% Non-Cumulative, Convertible Preferred Stock, Series A, the Company’s 7.25% Noncumulative Monthly Income Preferred Stock, 1999 Series B, the Company’s 7.60% Noncumulative Monthly Income Preferred Stock, 2001 Series C, the Company’s 7.40% Noncumulative Monthly Income Preferred Stock, 2001 Series D, and the Company’s 6.875% Noncumulative Monthly Income Preferred Stock, 2002 Series E and all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank on a parity to the Series F Preferred Stock as to dividends or the distribution of assets upon liquidation (“Parity Stock”); and (iii) junior to all equity securities issued by the Company the terms of which specifically provide that such equity securities will rank senior to the Series F Preferred Stock as to dividends or the distribution of assets upon liquidation. For this purpose, the term “equity securities” does not include debt securities convertible into or exchangeable for equity securities.

          (c) The Company may not issue capital stock ranking, as to dividend rights or rights on liquidation, senior to the Series F Preferred Stock except with the consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series F Preferred Stock and any series of Parity Stock at the time outstanding.

          2. Dividend Rights.

          (a) The holders of Series F Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Company, out of assets of the Company legally available therefore, cash dividends, accruing from the date of original issuance (the “Issue Date”) at the annual rate per share of 6.70% of the liquidation preference of $25 per share (equivalent to $1.675 per share per annum) (the “Dividends”), payable, when, as and if declared by the Board of Directors, monthly in arrears on the 15th day of each month (each monthly period ending on any such date being hereinafter referred to as a “dividend period”), at such annual rate. Dividends in each dividend period shall accrue from the first day of such period, whether or not declared or paid for the prior dividend period (except that the first Dividends payable after the Issue Date shall accrue from the Issue Date). Each declared Dividend shall be payable to holders of record as they appear at the close of business on the stock register of the Company on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company. Dividends (1) for any period other than a full dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months and (2) for each full dividend period, will be computed by dividing the annual dividend rate by 12.

          (b) Dividends shall be noncumulative. The Company is not obligated or required to declare or pay Dividends, even if it has funds available for the payment of such dividends. If the Board of Directors of the Company or an authorized committee thereof does not declare a Dividend payable on a dividend payment date, then the holders of such Series F Preferred Stock shall have no right to receive a Dividend in respect of the dividend period ending on such dividend payment date, and the Company will have no obligation to pay a Dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on such Series F Preferred Stock or the Common Stock are declared for any future dividend period.

          (c) If all Dividends due and payable for each of the twelve previous monthly dividend periods (or such fewer dividend periods as there actually are) shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payments, or the Company has defaulted on the payment of the redemption price of any Series F Preferred Stock called for redemption, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by the Company (except by conversion into or exchange for other Junior Stock).

          (d) When Dividends and dividends upon any Parity Stock are not paid in full (or a sum sufficient for such full payment is not set apart), all dividends declared upon the Series F Preferred Stock and any Parity Stock will be declared pro rata so that the amount of Dividends and dividends upon the other series of capital stock will in all cases bear to each other the same ratio that full Dividends, for the then-current dividend period (which will not include any accumulation in respect of unpaid Dividends for prior dividend periods), and full dividends, including required or permitted accumulations, if any, on the Parity Stock, bear to each other.

          (e) Subject to any applicable laws and regulations, each Dividend payment will be made by U.S. dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder’s address as it appears on the register for such Series F Preferred Stock.

          3. Liquidation Preferences.

          (a) In the event of any liquidation of the Company, whether voluntary or involuntary, the holders of Series F Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to shareholders an amount equal to $25 per share, plus accrued and unpaid dividends, if any, for the then-current monthly dividend period to the date of payment, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of Junior Stock. After payment of the full amount of such liquidating distributions, the holders of Series F Preferred Stock will not be entitled to any further participation in any distribution of the remaining assets of the Company.

          (b) If the assets of the Company available for distribution to shareholders upon any liquidation of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series F Preferred Stock and any Parity Stock, the holders of Series F Preferred Stock and Parity Stock shall share ratably in any distribution of assets of the Company in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c) The merger or consolidation of the Company with or into any other entity, the merger or consolidation of any other entity with or into the Company, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation of the Company within the meaning of this Section 3.

          4. No Maturity Date or Mandatory Redemption.

          The Series F Preferred Stock will not mature on a specified date and is not subject to any mandatory redemption, sinking fund or similar obligation. Holders will have no right to require the Company to repurchase or redeem any shares of Series F Preferred Stock.

          5. Redemption.

          (a) Holders of the Series F Preferred Stock will have no right to require the Company to redeem or repurchase the Series F Preferred Stock and such shares are not subject to any sinking fund or similar obligation.

          (b) The Series F Preferred Stock will not be redeemable, in whole or in part, before May 30, 2008. After May 30, 2008, the Series F Preferred Stock will be redeemable at the option of the Company, at any time or from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at the following redemption prices, plus accrued and unpaid dividends, if any, for the then-current dividend period to the date fixed for redemption:

Redemption
Year	Price
2008	$25.50
2009	$25.25
2010 and thereafter	$25.00

          (c) If less than all of the outstanding shares of the Series F Preferred Stock are to be redeemed at the option of the Company, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors, and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the

Board of Directors or by such other method as the Board of Directors may approve and deem fair and appropriate, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series F Preferred Stock may at the time be listed or eligible for quotation; provided that, the shares of a holder must be redeemable in full unless the Company obtains a ruling from the Puerto Rico Treasury Department or an opinion from reputable counsel knowledgeable in Puerto Rico income tax matters to the effect that the redemption in part of the holder’s shares is not equivalent to a dividend under Puerto Rico law.

          (d) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to each holder of record of the Series F Preferred Stock to be redeemed, at their respective addresses appearing on the stock books of the Company. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received, and failure to duly give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series F Preferred Stock. Such notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series F Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be so redeemed from such holder; (iv) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that after such Redemption Date the shares to be redeemed shall not accrue dividends. If such notice is mailed as aforesaid, and if on or before the Redemption Date funds sufficient to redeem the shares called for redemption are set aside by the Company in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as stockholders of the Company shall cease, except the right to receive the redemption price, without interest, upon surrender of the certificate representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by the Company in such notice), the holders of record of such shares shall be entitled to receive the redemption price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

          (e) At its option, the Company may, on or prior to the Redemption Date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series F Preferred Stock to be redeemed with a bank or trust bank designated by the Company having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Company shall at that time maintain a transfer agent with respect to its capital stock, and having a combined capital surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the “Depository”), to be held in trust by the Depository for payment to the holders of the Series F Preferred Stock to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the Series F Preferred Stock to be redeemed, the Company shall thereupon be released and discharged (subject to the provisions described in the next paragraph) from any obligation to make payment of the amount payable upon redemption of the Series F Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depository for such payment.

          (f) Any funds remaining unclaimed at the end of two years from and after the Redemption Date in respect of which such funds were deposited shall be returned to the Company forthwith and thereafter the holders of the Series F Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Company for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depository shall belong to the Company and shall be paid to it from time to time on demand. Any of the Series F Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

          (g) To the extent required to have the Series F Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series F Preferred Stock may not be redeemed by the Company without the prior consent of the Board of Governors of the Federal Reserve System.

          6. Voting Rights.

          (a) Except as expressly required by applicable law, or except as indicated below, the holders of the Series F Preferred Stock will not be entitled to receive notice of, or attend or vote at, any meeting of the stockholders of the Company.

          (b) If at the time of any annual meeting of the Company’s stockholders for the election of directors, the Company has failed to pay or declare and set aside for payment a monthly Dividend for each of the 18 preceding monthly dividend periods, the number of directors then constituting the Board of Directors of the Company shall be increased by one (if not already increased by one due to a default in preference dividends), and at such annual meeting the holders of the Series F Preferred Stock, along with the holders of any other series of Preferred Stock which may have voting rights due to the Company’s failure to pay dividends, will be entitled to elect such additional director to serve on the Company’s Board of Directors. Such director elected by the holders of the Series F Preferred Stock and any other Preferred Stock shall continue to serve as director until the earlier of (i) the full term for which he or she shall have been elected or (ii) the payment of twelve consecutive monthly Dividends.

          (c) Unless the vote or consent of the holders of a greater number of shares is then required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series F Preferred Stock and of the shares of any Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series F Preferred Stock and any such other series of Parity Stock will vote together as a single class without regard to series, will be necessary for authorizing, effecting or validating any variation or abrogation of the powers, preferences, rights, privileges, qualifications, limitations and restrictions of the Series F Preferred Stock or any such other series of Parity Stock by way of amendment, alteration or repeal of any of the provisions of the Charter of the Company, or of any amendment or supplement thereto, or otherwise (including any certificate of amendment or any similar document relating to any series of Company preferred stock). Notwithstanding the foregoing, the Company may, without the consent or sanction of the holders of Series F Preferred Stock, authorize or issue capital stock of the Company ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series F Preferred Stock.

          (d) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series F Preferred Stock and any other series of Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series F Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to series, shall be necessary to create, authorize or issue, or reclassify any authorized capital stock of the Company into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class of stock of the Company ranking prior to both the Series F Preferred Stock and any other series of Parity Stock. Subject to the foregoing, the Company’s Charter may be amended to increase the number of authorized shares of Preferred Stock without the vote of the holders of Preferred Stock, including the Series F Preferred Stock. No vote of the holders of the Series F Preferred Stock and any other series of Parity Stock will be required for the Company to redeem or purchase and cancel the Series F Preferred Stock in accordance with the Charter or this Certificate of Corporate Resolution for the Series F Preferred Stock.

          7. Conversion. The Series F Preferred Stock will not be convertible into or exchangeable for any other securities of the Company.

          8. Replacement or Lost Certificates. If any certificate for a share of Series F Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, subject to compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Company in connection with the request, as the Board of Directors of the Company may determine.

          9. No Preemptive Rights. Holders of Series F Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Company

THIRTEENTH

The Board of Directors has approved the issuance of 6.90% Noncumulative Monthly Income Preferred Stock, 2003 Series G, liquidation preference $25 per share, par value $1.00 per share, of the Company and fixes the designation of such 6.90% Noncumulative Monthly Income Preferred Stock, 2003 Series G, liquidation preference $25 per share, and the powers, preferences, rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Charter, as follows:

          1. Designation; Ranking.

          (a) The designation of such series of Preferred Stock shall be “6.90% Noncumulative Monthly Income Preferred Stock, 2003 Series G” (hereinafter referred to as “Series G Preferred Stock”), and the number of shares constituting such series shall be 3,036,000, which number may be increased (but not above the total number of shares of authorized Preferred Stock) or decreased (but not below the number of shares of Series G Preferred Stock then outstanding) from time to time by the Board of Directors.

          (b) The Series G Preferred Stock will, with respect to dividend rights and rights on liquidation, rank (i) senior to all classes of common stock of the Company, par value $1.00 per share (the “Common Stock”) and to all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank junior to the Series G Preferred Stock (or to all series of the Preferred Stock in general) as to dividends and the distribution of assets upon liquidation (the Common Stock, together with such other equity securities, being hereinafter referred to as “Junior Stock”); (ii) on a parity with the Company’s 7.125% Non-Cumulative, Convertible Preferred Stock, Series A, the Company’s 7.25% Noncumulative Monthly Income Preferred Stock, 1999 Series B, the Company’s 7.60% Noncumulative Monthly Income Preferred Stock, 2001 Series C, the Company’s 7.40% Noncumulative Monthly Income Preferred Stock, 2001 Series D, the Company’s 6.875% Noncumulative Monthly Income Preferred Stock, 2002 Series E and the Company’s 6.70% Noncumulative Monthly Income Preferred Stock, 2003 Series F, and all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank on a parity to the Series G Preferred Stock as to dividends or the distribution of assets upon liquidation (“Parity Stock”); and (iii) junior to all equity securities issued by the Company the terms of which specifically provide that such equity securities will rank senior to the Series G Preferred Stock as to dividends or the distribution of assets upon liquidation. For this purpose, the term “equity securities” does not include debt securities convertible into or exchangeable for equity securities.

          (c) The Company may not issue capital stock ranking, as to dividend rights or rights on liquidation, senior to the Series G Preferred Stock except with the consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series G Preferred Stock and any series of Parity Stock at the time outstanding.

          2. Dividend Rights.

          (a) The holders of Series G Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Company, out of assets of the Company legally available therefore, cash dividends, accruing from the date of original issuance (the “Issue Date”) at the annual rate per share of 6.90% of the liquidation preference of $25 per share (equivalent to $1.725 per share per annum) (the “Dividends”), payable, when, as and if declared by the Board of Directors, monthly in arrears on the 15th day of each month (each monthly period ending on any such date being hereinafter referred to as a “dividend period”), at such annual rate. Dividends in each dividend period shall accrue from the first day of such period, whether or not declared or paid for the prior dividend period (except that the first Dividends payable after the Issue Date shall accrue from the Issue Date). Each declared Dividend shall be payable to holders of record as they appear at the close of business on the stock register of the Company on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company. Dividends (1) for any period other than a full dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months and (2) for each full dividend period, will be computed by dividing the annual dividend rate by 12.

          (b) Dividends shall be noncumulative. The Company is not obligated or required to declare or pay Dividends, even if it has funds available for the payment of such dividends. If the Board of Directors of the Company or an authorized committee thereof does not declare a Dividend payable on a dividend payment date, then the holders of such Series G Preferred Stock shall have no right to receive a Dividend in respect of the dividend period ending on such dividend payment date, and the Company will have no obligation to pay a Dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on such Series G Preferred Stock or the Common Stock are declared for any future dividend period.

          (c) If all Dividends due and payable for each of the twelve previous monthly dividend periods (or such fewer dividend periods as there actually are) shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payments, or the Company has defaulted on the payment of the redemption price of any Series G Preferred Stock called for redemption, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by the Company (except by conversion into or exchange for other Junior Stock).

          (d) When Dividends and dividends upon any Parity Stock are not paid in full (or a sum sufficient for such full payment is not set apart), all dividends declared upon the Series G Preferred Stock and any Parity Stock will be declared pro rata so that the amount of Dividends and dividends upon the other series of capital stock will in all cases bear to each other the same ratio that full Dividends, for the then-current dividend period (which will not include any accumulation in respect of unpaid Dividends for prior dividend periods), and full dividends, including required or permitted accumulations, if any, on the Parity Stock, bear to each other.

          (e) Subject to any applicable laws and regulations, each Dividend payment will be made by U.S. dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder’s address as it appears on the register for such Series G Preferred Stock.

          3. Liquidation Preferences.

          (a) In the event of any liquidation of the Company, whether voluntary or involuntary, the holders of Series G Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to shareholders an amount equal to $25 per share, plus accrued and unpaid dividends, if any, for the then-current monthly dividend period to the date of payment, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of Junior Stock. After payment of the full amount of such liquidating distributions, the holders of Series G Preferred Stock will not be entitled to any further participation in any distribution of the remaining assets of the Company.

          (b) If the assets of the Company available for distribution to shareholders upon any liquidation of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series G Preferred Stock and any Parity Stock, the holders of Series G Preferred Stock and Parity Stock shall share ratably in any distribution of assets of the Company in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c) The merger or consolidation of the Company with or into any other entity, the merger or consolidation of any other entity with or into the Company, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation of the Company within the meaning of this Section 3.

          4. No Maturity Date or Mandatory Redemption.

          The Series G Preferred Stock will not mature on a specified date and is not subject to any mandatory redemption, sinking fund or similar obligation. Holders will have no right to require the Company to repurchase or redeem any shares of Series G Preferred Stock.

          5. Redemption.

          (a) Holders of the Series G Preferred Stock will have no right to require the Company to redeem or repurchase the Series G Preferred Stock and such shares are not subject to any sinking fund or similar obligation.

          (b) The Series G Preferred Stock will not be redeemable, in whole or in part, before August 29, 2008. After August 29, 2008, the Series G Preferred Stock will be redeemable at the option of the Company, at any time or from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at the following redemption prices, plus accrued and unpaid dividends, if any, for the then-current dividend period to the date fixed for redemption:

Redemption
Year	Price
2008	$25.50
2009	$25.25
2010 and thereafter	$25.00

          (c) If less than all of the outstanding shares of the Series G Preferred Stock are to be redeemed at the option of the Company, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors, and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem fair and appropriate, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series G Preferred Stock may at the time be listed or eligible for quotation; provided that, the shares of a holder must be redeemable in full unless the Company obtains a ruling from the Puerto Rico Treasury Department or an opinion from reputable counsel knowledgeable in Puerto Rico income tax matters to the effect that the redemption in part of the holder’s shares is not equivalent to a dividend under Puerto Rico law.

          (d) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to each holder of record of the Series G Preferred Stock to be redeemed, at their respective addresses appearing on the stock books of the Company. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received, and failure to duly give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series G Preferred Stock. Such notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series G Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be so redeemed from such holder; (iv) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that after such Redemption Date the shares to be redeemed shall not accrue dividends. If such notice is mailed as aforesaid, and if on or before the Redemption Date funds sufficient to redeem the shares called for redemption are set aside by the Company in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as stockholders of the Company shall cease, except the right to receive the redemption price, without interest, upon surrender of the certificate representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by the Company in such notice), the holders of record of such shares shall be entitled to receive the redemption price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

          (e) At its option, the Company may, on or prior to the Redemption Date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series G Preferred Stock to be redeemed with a bank or trust bank designated by the Company having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Company shall at that time maintain a transfer agent with respect to its capital stock, and having a combined capital surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the “Depository”), to be held in trust by the Depository for payment to the holders of the

Series G Preferred Stock to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the Series G Preferred Stock to be redeemed, the Company shall thereupon be released and discharged (subject to the provisions described in the next paragraph) from any obligation to make payment of the amount payable upon redemption of the Series G Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depository for such payment.

          (f) Any funds remaining unclaimed at the end of two years from and after the Redemption Date in respect of which such funds were deposited shall be returned to the Company forthwith and thereafter the holders of the Series G Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Company for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depository shall belong to the Company and shall be paid to it from time to time on demand. Any of the Series G Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

          (g) To the extent required to have the Series G Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series G Preferred Stock may not be redeemed by the Company without the prior consent of the Board of Governors of the Federal Reserve System.

          6. Voting Rights.

          (a) Except as expressly required by applicable law, or except as indicated below, the holders of the Series G Preferred Stock will not be entitled to receive notice of, or attend or vote at, any meeting of the stockholders of the Company.

          (b) If at the time of any annual meeting of the Company’s stockholders for the election of directors, the Company has failed to pay or declare and set aside for payment a monthly Dividend for each of the 18 preceding monthly dividend periods, the number of directors then constituting the Board of Directors of the Company shall be increased by one (if not already increased by one due to a default in preference dividends), and at such annual meeting the holders of the Series G Preferred Stock, along with the holders of any other series of Preferred Stock which may have voting rights due to the Company’s failure to pay dividends, will be entitled to elect such additional director to serve on the Company’s Board of Directors. Such director elected by the holders of the Series G Preferred Stock and any other Preferred Stock shall continue to serve as director until the earlier of (i) the full term for which he or she shall have been elected or (ii) the payment of twelve consecutive monthly Dividends.

          (c) Unless the vote or consent of the holders of a greater number of shares is then required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series G Preferred Stock and of the shares of any Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series G Preferred Stock and any such other series of Parity Stock will vote together as a single class without regard to series, will be necessary for authorizing, effecting or validating any variation or abrogation of the powers, preferences, rights, privileges, qualifications, limitations and restrictions of the Series G Preferred Stock or any such other series of Parity Stock by way of amendment, alteration or repeal of any of the provisions of the Charter of the Company, or of any amendment or supplement thereto, or otherwise (including any certificate of amendment or any similar document relating to any series of Company preferred stock). Notwithstanding the foregoing, the Company may, without the consent or sanction of the holders of Series G Preferred Stock, authorize or issue capital stock of the Company ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series G Preferred Stock.

          (d) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series G Preferred Stock and any other series of Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series G Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to series, shall be necessary to create, authorize or issue, or reclassify any authorized capital stock of the Company into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class of stock of the Company ranking prior to both the Series G Preferred Stock and any other series of Parity Stock. Subject to the foregoing, the Company’s Charter may be amended to increase the number of authorized shares of Preferred Stock without the vote of the holders of Preferred Stock, including the Series G Preferred Stock. No vote of the holders of the Series G Preferred Stock and any other series of Parity Stock will be required for the Company to redeem or purchase and cancel the Series G Preferred Stock in accordance with the Charter or this Certificate of Corporate Resolution for the Series G Preferred Stock.

          7. Conversion. The Series G Preferred Stock will not be convertible into or exchangeable for any other securities of the Company.

          8. Replacement or Lost Certificates. If any certificate for a share of Series G Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, subject to compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Company in connection with the request, as the Board of Directors of the Company may determine.

          9. No Preemptive Rights. Holders of Series G Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Company.

FOURTEENTH

          The Board of Directors has approved the issuance of 6.70% Noncumulative Monthly Income Preferred Stock, 2004 Series H, liquidation preference $50.00 per share, par value $1.00 per share, of the Company and fixes the designation of such 6.70% Noncumulative Monthly Income Preferred Stock, 2004 Series H, liquidation preference $50.00 per share, and the powers, preferences, rights, and qualifications, limitations and restrictions thereof, in addition to those set forth in the Charter, as follows:

          1. Designation; Ranking.

          (a) The designation of such series of Preferred Stock shall be “6.70% Noncumulative Monthly Income Preferred Stock, 2004 Series H” (hereinafter referred to as “Series H Preferred Stock”), and the number of shares constituting such series shall be 3,076,800, which number may be increased (but not above the total number of shares of authorized Preferred Stock) or decreased (but not below the number of shares of Series H Preferred Stock then outstanding) from time to time by the Board of Directors.

          (b) The Series H Preferred Stock will, with respect to dividend rights and rights on liquidation, rank (i) senior to all classes of common stock of the Company, par value $1.00 per share (the “Common Stock”) and to all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank junior to the Series H Preferred Stock (or to all series of the Preferred Stock in general) as to dividends and the distribution of assets upon liquidation (the Common Stock, together with such other equity securities, being hereinafter referred to as “Junior Stock”); (ii) on a parity with the Company’s 7.125% Non-Cumulative, Convertible Preferred Stock, Series A, the Company’s 7.25% Noncumulative Monthly Income Preferred Stock, 1999 Series B, the Company’s 7.60% Noncumulative Monthly Income Preferred Stock, 2001 Series C, the Company’s 7.40% Noncumulative Monthly Income Preferred Stock, 2001 Series D, the Company’s 6.875% Noncumulative Monthly Income Preferred Stock, 2002 Series E, the Company’s 6.70% Noncumulative Monthly Income Preferred Stock, 2003 Series F, and the Company’s 6.90% Noncumulative Monthly Income Preferred Stock, 2003 Series G and all other equity securities issued by the Company the terms of which specifically provide that such equity securities will rank on a parity to the Series H Preferred Stock as to dividends or the distribution of assets upon liquidation (“Parity Stock”); and (iii) junior to all equity securities issued by the Company the terms of which specifically provide that such equity securities will rank senior to the Series H Preferred Stock as to dividends or the distribution of assets upon liquidation. For this purpose, the term “equity securities” does not include debt securities convertible into or exchangeable for equity securities.

          (c) The Company may not issue capital stock ranking, as to dividend rights or rights on liquidation, senior to the Series H Preferred Stock except with the consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series H Preferred Stock and any series of Parity Stock at the time outstanding.

          2. Dividend Rights.

          (a) The holders of Series H Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Company, out of assets of the Company legally available therefore, cash dividends, accruing from the date of original issuance (the “Issue Date”) at the annual rate per share of 6.70% of the liquidation preference of $50.00 per share (equivalent to $3.35 per share per annum) (the “Dividends”), payable, when, as and if declared by the Board of Directors, monthly in arrears on the 15th day of each month (each monthly period ending on any such date being hereinafter referred to as a “dividend period”), at such annual rate. Dividends in each dividend period shall accrue from the first day of such period, whether or not declared or paid for the prior dividend period (except that the first Dividends payable after the Issue Date shall accrue from the Issue Date). Each declared Dividend shall be payable to holders of record as they appear at the close of business on the stock register of the Company on such record dates, not exceeding 45 days preceding the payment dates thereof, as shall be fixed by the Board of Directors of the Company. Dividends (1) for any period other than a full dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months and (2) for each full dividend period, will be computed by dividing the annual dividend rate by 12.

          (b) Dividends shall be noncumulative. The Company is not obligated or required to declare or pay Dividends, even if it has funds available for the payment of such dividends. If the Board of Directors of the Company or an authorized committee thereof does not declare a Dividend payable on a dividend payment date, then the holders of such Series H Preferred Stock shall have no right to receive a Dividend in respect of the dividend period ending on such dividend payment date, and the Company will have no obligation to pay a Dividend accrued for such dividend period or to pay any interest thereon, whether or not dividends on such Series H Preferred Stock or the Common Stock are declared for any future dividend period.

          (c) If all Dividends due and payable for each of the twelve previous monthly dividend periods (or such fewer dividend periods as there actually are) shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payments, or the Company has defaulted on the payment of the redemption price of any Series H Preferred Stock called for redemption, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by the Company (except by conversion into or exchange for other Junior Stock).

          (d) When Dividends and dividends upon any Parity Stock are not paid in full (or a sum sufficient for such full payment is not set apart), all dividends declared upon the Series H Preferred Stock and any Parity Stock will be declared pro rata so that the amount of Dividends and dividends upon the other series of capital stock will in all cases bear to each other the same ratio that full Dividends, for the then-current dividend period (which will not include any accumulation in respect of unpaid Dividends for prior dividend periods), and full dividends, including required or permitted accumulations, if any, on the Parity Stock, bear to each other.

          (e) Subject to any applicable laws and regulations, each Dividend payment will be made by U.S. dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder’s address as it appears on the register for such Series H Preferred Stock.

          3. Liquidation Preferences.

          (a) In the event of any liquidation of the Company, whether voluntary or involuntary, the holders of Series H Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to shareholders an amount equal to $50.00 per share, plus accrued and unpaid dividends, if any, for the then-current monthly dividend period to the date of payment, and no more (the “Liquidation Preference”), before any distribution shall be made to the holders of Junior Stock. After payment of the full amount of such liquidating distributions, the holders of Series H Preferred Stock will not be entitled to any further participation in any distribution of the remaining assets of the Company.

          (b) If the assets of the Company available for distribution to shareholders upon any liquidation of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series H Preferred Stock and any Parity Stock, the holders of Series H Preferred Stock and Parity Stock shall share ratably in any distribution of assets of the Company in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c) The merger or consolidation of the Company with or into any other entity, the merger or consolidation of any other entity with or into the Company, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation of the Company within the meaning of this Section 3.

          4. No Maturity Date or Mandatory Redemption.

          The Series H Preferred Stock will not mature on a specified date and is not subject to any mandatory redemption, sinking fund or similar obligation. Holders will have no right to require the Company to repurchase or redeem any shares of Series H Preferred Stock.

          5. Redemption.

          (a) Holders of the Series H Preferred Stock will have no right to require the Company to redeem or repurchase the Series H Preferred Stock and such shares are not subject to any sinking fund or similar obligation.

          (b) The Series H Preferred Stock will not be redeemable, in whole or in part, before December 21, 2009. After December 21, 2009, the Series H Preferred Stock will be redeemable at the option of the Company, at any time or from time to time, upon not less than 30 nor more than 60 days’ notice by mail, at the following redemption prices, plus accrued and unpaid dividends, if any, for the then-current dividend period to the date fixed for redemption:

Redemption
Year	Price
2009	$51.00
2010	$50.50
2011 and thereafter	$50.00

          (c) If less than all of the outstanding shares of the Series H Preferred Stock are to be redeemed at the option of the Company, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors, and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem fair and appropriate, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series H Preferred Stock may at the time be listed or eligible for quotation; provided that, the shares of a holder must be redeemable in full unless the Company obtains a ruling from the Puerto Rico Treasury Department or an opinion from reputable counsel knowledgeable in Puerto Rico income tax matters to the effect that the redemption in part of the holder’s shares is not equivalent to a dividend under Puerto Rico law.

          (d) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to each holder of record of the Series H Preferred Stock to be redeemed, at their respective addresses appearing on the stock books of the Company. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received, and failure to duly give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series H Preferred Stock. Such notice shall state: (i) the Redemption Date; (ii) the redemption price; (iii) the number of shares of Series H Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be so redeemed from such holder; (iv) the place where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that after such Redemption Date the shares to be redeemed shall not accrue dividends. If such notice is mailed as aforesaid, and if on or before the Redemption Date funds sufficient to redeem the shares called for redemption are set aside by the Company in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the Redemption Date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as stockholders of the Company shall cease, except the right to receive the redemption price, without interest, upon surrender of the certificate representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by the Company in such notice), the holders of record of such shares shall be entitled to receive the redemption price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

          (e) At its option, the Company may, on or prior to the Redemption Date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series H Preferred Stock to be redeemed with a bank or trust bank designated by the Company having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Company shall at that time maintain a transfer agent with respect to its capital stock, and having a combined capital surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the “Depository”), to be held in trust by the Depository for payment to the holders of the Series H Preferred Stock to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the Series H Preferred Stock to be redeemed, the Company shall thereupon be released and discharged (subject to the provisions described in the next paragraph) from any obligation to make payment of the amount payable upon redemption of the Series H Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depository for such payment.

          (f) Any funds remaining unclaimed at the end of two years from and after the Redemption Date in respect of which such funds were deposited shall be returned to the Company forthwith and thereafter the holders of the Series H Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Company for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depository shall belong to the Company and shall be paid to it from time to time on demand. Any of the Series H Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

          (g) To the extent required to have the Series H Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series H Preferred Stock may not be redeemed by the Company without the prior consent of the Board of Governors of the Federal Reserve System.

          6. Voting Rights.

          (a) Except as expressly required by applicable law, or except as indicated below, the holders of the Series H Preferred Stock will not be entitled to receive notice of, or attend or vote at, any meeting of the stockholders of the Company.

          (b) If at the time of any annual meeting of the Company’s stockholders for the election of directors, the Company has failed to pay or declare and set aside for payment a monthly Dividend for each of the 18 preceding monthly dividend periods, the number of directors then constituting the Board of Directors of the Company shall be increased by one (if not already increased by one due to a default in preference dividends), and at such annual meeting the holders of the Series H Preferred Stock, along with the holders of any other series of Preferred Stock which may have voting rights due to the Company’s failure to pay dividends, will be entitled to elect such additional director to serve on the Company’s Board of Directors. Such director elected by the holders of the Series H Preferred Stock and any other Preferred Stock shall continue to serve as director until the earlier of (i) the full term for which he or she shall have been elected or (ii) the payment of twelve consecutive monthly Dividends.

          (c) Unless the vote or consent of the holders of a greater number of shares is then required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series H Preferred Stock and of the shares of any Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series H Preferred Stock and any such other series of Parity Stock will vote together as a single class without regard to series, will be necessary for authorizing, effecting or validating any variation or abrogation of the powers, preferences, rights, privileges, qualifications, limitations and restrictions of the Series H Preferred Stock or any such other series of Parity Stock by way of amendment, alteration or repeal of any of the provisions of the Charter of the Company, or of any amendment or supplement thereto, or otherwise (including any certificate of amendment or any similar document relating to any series of Company preferred stock). Notwithstanding the foregoing, the Company may, without the consent or sanction of the holders of Series H Preferred Stock, authorize or issue capital stock of the Company ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series H Preferred Stock.

          (d) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of at least two-thirds of the aggregate liquidation preference of the Series H Preferred Stock and any other series of Parity Stock at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Series H Preferred Stock and any such other series of Parity Stock shall vote together as a single class without regard to series, shall be necessary to create, authorize or issue, or reclassify any authorized capital stock of the Company into, or create, authorize or issue any obligation or security convertible into or evidencing a right to purchase, any shares of any class of stock of the Company ranking prior to both the Series H Preferred Stock and any other series of Parity Stock. Subject to the foregoing, the Company’s Charter may be amended to increase the number of authorized shares of Preferred Stock without the vote of the holders of Preferred Stock, including the Series H Preferred Stock. No vote of the holders of the Series H Preferred Stock and any other series of Parity Stock will be required for the Company to redeem or purchase and cancel the Series H Preferred Stock in accordance with the Charter or this Certificate of Corporate Resolution for the Series H Preferred Stock.

          7. Conversion. The Series H Preferred Stock will not be convertible into or exchangeable for any other securities of the Company.

          8. Replacement or Lost Certificates. If any certificate for a share of Series H Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, subject to compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Company in connection with the request, as the Board of Directors of the Company may determine.

          9. No Preemptive Rights. Holders of Series H Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Company.

FIFTEENTH

The holders of Common and Preferred Stock of Holding shall not have any preemptive or preferential right of subscription to or purchase of any shares, nor to any obligations convertible into any shares of Holding; whether now or hereafter authorized, except as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

SIXTEENTH

Holding shall hold at least one annual meeting of stockholders each year, at such place and date prescribed by the By-laws of Holding. Special meetings may be called only by the President and Board of Directors.

The annual meeting shall be convened by mailing a notice to each stockholder at least ten (10) days, but not more than sixty (60) days prior to the date for the meeting.

Notices of special meetings of stockholders shall contain the same information as notices of annual meetings of stockholders, but they shall also contain information in connection with the reasons for the call to the meeting and in connection with the different matters to be considered and voted upon at the meeting. Notices prepared in accordance with these provisions shall be required in order to hold a valid stockholders’ meeting, and dispensing therewith shall be excused only by the written consent of the stockholders.

SEVENTEENTH

In order to be valid and unless a higher vote is required by applicable law or this Certificate of Incorporation, such resolutions as may be adopted at stockholders meetings shall be approved by the majority of the outstanding shares of voting capital stock present or represented by proxy if a quorum is present.

EIGHTEENTH

Holding shall indemnify any person who was or is a party or is threatened to be made a party to any imminent, pending or resolved action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Holding) by reason of the fact that he is or was a director, officer, employee or agent of Holding, or is or was serving at the request of Holding as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or any other enterprise, against expenses (including attorneys’ fees), adjustments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if it is formally determined by the Board of Directors, or other committee or entity empowered to make such determination, that he acted in good faith and in a manner he reasonably deemed consistent with and not opposed to the best interests of Holding, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith nor in a manner which he reasonably believed to be consistent with or not opposed to the best interests of Holding and, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe that his conduct was unlawful.

Holding shall indemnify any person who was or is a party or is threatened to be made a party to any imminent, pending or resolved action, suit or proceeding by or in the right of Holding to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of Holding, or is or was serving at the request of Holding as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or any other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if it is formally determined by the Board of Directors, or other committee or entity empowered to make such determination, that he acted in good faith and in a manner he reasonably deemed consistent with or not opposed to the best interests of Holding, except that no indemnification shall be made in respect of any claim, matter or controversy as to which such person shall have been determined to be liable to Holding unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

To the extent that a director, officer, employee or agent of Holding has prevailed on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs 1 or 2 of this Article EIGHTEENTH or in defense of any claim, matter or controversy relating thereto, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Any indemnification under paragraphs 1 or 2 of this Article EIGHTEENTH (unless ordered by a court) shall be made by Holding only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper iii the circumstances because he has met the applicable norms of conduct set forth in those paragraphs. Such determination shall be made (a) by a majority vote of the directors who were not parties to such action, suit or proceeding, even if the directors constitute less than a quorum, or (b) if there are no such directors of if such directors so determine, by independent legal counsel in a written opinion, or (c) by the stockholders.

Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by Holding in advance of the final resolution of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it is ultimately determined that he is not entitled to be indemnified by Holding as authorized in this Article EIGHTEENTH.

The indemnification provided by this Article EIGHTEENTH shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, by-law agreement, vote of uninvolved stockholders, directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Holding may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, in the name of any person who is or was a director, officer, employee or agent of Holding, or is or was serving at the request of Holding as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or any other enterprise, against any liability asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not Holding has the power to indemnify him against such liability pursuant to this Article EIGHTEENTH and applicable law.

For purposes of this Article EIGHTEENTH, Holding includes any constituent corporation of a consolidation or merger which is absorbed in a consolidation or merger, which, if it had continued its independent legal existence, would have had the power and the authority to compensate its officers, directors, employees and agents.

NINETEENTH

This Certificate of Incorporation may be amended in the manner provided for herein and in the Corporations Law.

The By-laws of Holding may be amended, altered or modified or new by-laws may be adopted by the Board of Directors or at any annual or special meeting of stockholders in accordance with applicable provisions of the Corporations Law.

Calls for meetings of stockholders shall clearly describe any and all amendments to the Certificate of Incorporation or the By-laws to be considered and voted upon at the meetings, but it shall not be necessary to include in any such calls the wording of the amendments or the new text of the paragraph or section, it being sufficient to designate therein the amendments by the number of the paragraph or the section intended to be amended.

TWENTIETH

The name and the postal and physical address of the sole incorporator are as follows:

Name:	Postal and Physical Address:
Frank C. Stipes	19 W. McKinley Street
Mayagüez, Puerto Rico 00680

REVOCABLE PROXY

W HOLDING COMPANY, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned stockholder hereby appoints Mr. Freddy Maldonado, Chief Executive Officer and Vice President of Finance and Investment, as proxy with full power of substitution, and hereby authorizes such proxy to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Friday, May 27, 2005, at 1:30 p.m., local time, at Mayagüez Resort & Casino, Road 104, Km. 0.3, Mayagüez, Puerto Rico 00681, and at any adjournments or postponements thereof, in respect of all shares of the Common Stock of the Company which the undersigned may be entitled to vote, on the following matters:

1.	To elect two directors to serve for three-year terms:

Nominees

☐	FOR ALL NOMINEES	☐	Cornelius Tamboer

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Fredeswinda G. Frontera

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for a particular nominee, mark “FOR ALL EXCEPT” and fill in the square next to each nominee for which you wish to withhold authority.

2.	To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), from 300,000 shares to 500,000,000 shares:

☐ FOR     ☐     AGAINST ☐     ABSTAIN

3.	To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s preferred stock, par value $1.00 per share (the “Preferred Stock”), from 20,000,000 shares to 50,000,000 shares:

☐ FOR     ☐     AGAINST ☐     ABSTAIN

4.	To ratify appointment by the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005:

☐ FOR     ☐     AGAINST ☐     ABSTAIN

(Continued and to be dated and signed on reverse side.)

(continued from other side)

     This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. However, if no direction is given, this proxy will be voted FOR the election of the Board’s nominees as directors, FOR the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock, FOR the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Preferred Stock and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

     The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April ___, 2005, including the attachments thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Board of Directors of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person.

     If you receive more than one proxy form, please sign and return all cards in the accompanying envelope.

☐	I PLAN TO ATTEND THE MAY 27, 2005 ANNUAL MEETING OF STOCKHOLDERS	Date:	, 2005.

Signature of Stockholder(s) or Authorized Representative(s)

     Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, each should sign.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.